SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Federal Tax-Free Income Fund's annual report for the period ended April 30, 1999.

During the 12 months under review, the municipal bond market was comparatively stable in what could otherwise be characterized as a challenging year for global and domestic markets. The economic stress felt in Asia, Latin America and Eastern Europe caused investors to seek safety in U.S. Treasury bonds, driving yields on the 30-year Treasury bond to an all-time low of 4.70% on October 5, 1998. These regions had a direct impact on the U.S. economy as foreign countries purchased fewer American goods, leading to an overall reduction in U.S. export levels. In light of lowered export levels, it was expected that the U.S. economy would see some slowing in the fourth quarter of 1998. However, it became apparent as 1999 got under way, that fourth quarter 1998 growth actually exceeded expectations, and the U.S. gross domestic product (GDP) grew at a 6% annualized rate. The American consumer boosted the domestic economy at much higher-than-anticipated levels, which resulted in the Federal Reserve Board's (the Fed's) moving to a neutral position with respect

CONTENTS

Shareholder Letter ......................................................      1

Special Feature:
A Word About Municipal
Bond Insurance ..........................................................      5

Manager's Discussion ....................................................      7

Performance Summary .....................................................     10

Financial Highlights &
Statement of Investments ................................................     13

Financial Statements ....................................................     48

Notes to
Financial Statements ....................................................     51

Independent
Auditors' Report ........................................................     54

Tax Information .........................................................     55


[PYRAMID GRAPH]

       FUND CATEGORY

-PAGE-
to short-term interest rates rather than its previous bias toward lowering rates that began in 1998. The change in the Fed's position caused 30-year Treasury yields to rise to a first-quarter peak of 5.69% on March 4, 1999.

The municipal bond market remained steady throughout the Treasury market volatility as a period of increased municipal bond supply more than met demand. As interest rates declined, municipal bond issuers increased their refinancing activity of outstanding, higher interest-rate debt. In addition, many municipalities were in excellent fiscal condition due to the strong national economy, which gave them higher confidence to borrow money for new projects. This environment led to a surge in 1998's new-issue supply with total volume closely matching 1993's record $293 billion. Although demand from individual investors was relatively stable, at times, the municipal bond market had difficulty absorbing the large supply of bonds.

These conditions led to attractive municipal bond yields, as municipal bond prices lagged those of similar Treasury bonds. To put it in perspective, in October 1998 an investor could purchase a 30-year, AAA municipal bond yielding approximately 105% of the yield on a comparable Treasury bond, versus the historical average of approximately 89%. The last time we saw such attractive municipal market valuations was 1985 and 1986. With the first quarter 1999 rise in Treasury yields, and the Bond Buyer 40 index showing an increase in yield to 5.27%, the municipal-to-Treasury ratio declined to 92% on March 31,


2

-PAGE-
1999, still well above the historical average.(*) This relatively high ratio has allowed municipal investors to earn attractive distribution rates compared with other fixed-income opportunities.

The prevalence of bond insurance was another trend that affected the municipal bond market. The increasingly higher percentages of AAA-insured municipal bond issues coming to market over the past four years seems to have finally peaked at more than 50% for municipal issuers in 1998. As so many new bonds have come to market insured, there have been fewer and fewer uninsured bonds. With investors continuing to demand higher yields in a falling interest-rate environment, municipal bond market credit spreads, or the additional interest rate paid to investors for BBB- versus AAA-rated bonds, were extremely narrow. Over the past few years, in contrast, we focused for the most part on purchasing AAA-insured securities because we felt we weren't getting the appropriate reward of higher interest rates, to take on the additional credit risk of many lower-quality bonds. As a result, Franklin Federal Tax-Free Income Fund held a record-high 41.5% of total long-term investments in AAA bonds at the fund's fiscal year-end.

Looking forward, we anticipate supply pressures to moderate in 1999. Already, municipal new issuance for the first quarter of the year was down about 19.3%, compared with the same period last calendar year.(**) Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well

(*)The unmanaged Bond Buyer Municipal 40 Index is composed of the Yield to Maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.
(**)Source: The Bond Buyer, 4/1/99.

                                                                               3

-PAGE-
as an opportunity to diversify risk in their portfolio. Generally, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


/s/ Thomas J. Kenny
Thomas J. Kenny
Director
Franklin Municipal Bond Department


WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, taxable equivalent is the amount a taxable investment would have to earn to match the income from a tax-free investment such as a municipal bond. You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary of this report.

4

-PAGE-
A WORD ABOUT MUNICIPAL BOND INSURANCE

Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's((R)) assign the four principal municipal bond insurers-- MBIA, AMBAC, FGIC and FSA-- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. In 1998, the four primary municipal bond insurers comprised more than 98% of the market, with MBIA controlling the largest share, 35.4%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

                                                                               5

-PAGE-
Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $145 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating, which more than makes up for the cost of the insurance. In addition, the four primary, AAA-rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to buy and sell bonds more easily.


[BAR GRAPH]

INSURED MUNCIPAL BOND ISSUES(*) AS A % OF MUNICIPAL BOND MARKET

1993                                                                       37.0%
1994                                                                       37.0%
1995                                                                       43.0%
1996                                                                       46.0%
1997                                                                       49.0%
1998                                                                       50.8%







INSURERS' MARKET SHARE(*)
12/31/98

MBIA                                                                       35.4%
FSA                                                                        22.0%
FGIC                                                                       21.5%
AMBAC                                                                      19.6%
Other                                                                       1.5%

(*)Source: The Bond Buyer, 1999.

6

-PAGE-
MANAGER'S DISCUSSION

Your Fund's Goal: Franklin Federal Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a nationally diversified portfolio consisting of municipal securities.(1)

Our strategy of managing the portfolio to maximize tax-free income, as well as preserving capital for shareholders, drives our investment decisions. We generally emphasize a buy-and-hold approach, which seeks to minimize capital gain tax exposure and, in the declining interest-rate environment, enabled the fund to maintain an above-average income stream. This strategy, employed since the fund's inception in 1983, aims to produce a portfolio diversified not only by credit, but also by coupon, call and maturity dates. This broad diversification attempts to reduce portfolio volatility as well as stabilize share price.

As discussed in past reports, we base our investment decisions on what we feel represents value in the market. This relative value depends on factors such as a security's quality, maturity, state and sector. Over the fund's fiscal year we found value in the higher quality market sectors. Most purchases were in the higher-rated AAA, AA and A categories, with very few in the


CREDIT QUALITY BREAKDOWN(*)
BASED ON TOTAL LONG-TERM INVESTMENTS
4/30/99

AAA                                                                        41.5%
AA                                                                         12.1%
A                                                                          19.5%
BBB                                                                        24.2%
Below Investment Grade                                                      2.7%

(*)Quality breakdown may include
internal ratings for bonds not rated by
a national rating agency.


1. These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.


                                                                               7

-PAGE-
PORTFOLIO BREAKDOWN
4/30/99

                                                                      % of Total
                                                                      Long-Term
Sector                                                               Investments
--------------------------------------------------------------------------------

Utilities                                                                  25.4%
Prerefunded                                                                14.9%
Housing                                                                    12.0%
Transportation                                                             11.8%
Hospitals                                                                  11.6%
General Obligation                                                          7.8%
Industrial                                                                  6.2%
Other Revenue                                                               3.8%
Education                                                                   3.0%
Certificates of Participation                                               1.6%
Health Care                                                                 1.3%
Tax Allocation                                                              0.4%
Sales Tax Revenue                                                           0.2%

BBB category. As municipal bond insurance continued to dominate new market issues, the quality spreads, or the additional interest rate paid to investors for BBB- versus AAA-rated bonds, remained narrow. As a result, we did not feel there was appropriate compensation for purchasing securities in the lower-rated sectors of the market.

During the reporting period, our investments focused on states such as Arizona and Minnesota, where we purchased securities for the Mayo Clinic. In the utilities sector, we purchased AA-rated utility bonds for Colorado Springs Utilities, in Colorado, and Houston Industries, in Texas. States such as Arizona, Minnesota and Colorado issue securities less frequently than some of the larger states. When these issues came to market their prices were attractive relative to those of other states. Generally when large issues come to market, the securities are priced lower than normal, due to the supply/demand imbalance created by large issuance in a short period of time. As the supply/demand imbalance returns to normal, the price of these securities generally tends to increase, while providing a solid income component to the portfolio.

If you had invested $10,000 in the fund's Class A shares on April 30, 1989, as of April 30, 1999, you would have received monthly tax-free income dividend checks totaling more than $6,543. If you had reinvested all your distributions, including capital gains, your account would have been worth $20,055.(2) In both cases, the fund has provided shareholders attractive returns. Of course, this was a period of generally declining




2. Total returns include sales charges and assume reinvestment of dividends and capital gains at net asset value. Class A (formerly Class I): Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

8

-PAGE-
interest rates and rising bond prices, and past performance cannot guarantee future results.

Looking forward, we will maintain our strategy of investing in sectors and states that we feel represent the most value in the market. We will strive to manage the portfolio to maximize income for the shareholder, while minimizing principal risk. This strategy has served the fund's investors well in the past and we hope to attain similar results in the future.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

  DIVIDEND DISTRIBUTIONS
  5/1/98- 4/30/99

                                           Dividend per share
                               -------------------------------------------------
Month                           Class A           Class B(*)           Class C
--------------------------------------------------------------------------------
May                            5.60 cents             --              5.00 cents
June                           5.60 cents             --              5.00 cents
July                           5.60 cents             --              5.01 cents
August                         5.60 cents             --              5.01 cents
September                      5.60 cents             --              5.01 cents
October                        5.60 cents             --              5.01 cents
November                       5.60 cents             --              5.01 cents
December                       5.60 cents             --              5.01 cents
January                        5.60 cents         5.60 cents          5.01 cents
February                       5.60 cents         5.01 cents          5.01 cents
March                          5.55 cents         5.07 cents          4.97 cents
April                          5.55 cents         5.07 cents          4.97 cents
================================================================================
Total                          67.10 cents       20.75 cents         60.02 cents

(*)January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.

                                                                               9

-PAGE-
PERFORMANCE SUMMARY AS OF 4/30/99


Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION(5/1/98 - 4/30/99)

  CLASS A                                    CHANGE          4/30/99     4/30/98
--------------------------------------------------------------------------------
Net Asset Value                              +$0.06          $12.31       $12.25

                                             DISTRIBUTIONS
                                             -------------
Dividend Income                              $0.6710


 CLASS B                                     CHANGE          4/30/99      1/1/99
--------------------------------------------------------------------------------
Net Asset Value                              -$0.09          $12.30       $12.39

                                             DISTRIBUTIONS
                                             -------------
Dividend Income                              $0.2075

CLASS C                                      CHANGE          4/30/99     4/30/98
--------------------------------------------------------------------------------
Net Asset Value                              +$0.07          $12.31       $12.24

                                             DISTRIBUTIONS
                                             -------------
Dividend Income                              $0.6002

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

Class C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

10       Past performance is not predictive of future results.

-PAGE-
PERFORMANCE

                                                                       Inception
CLASS A                                1-Year     5-Year    10-Year    (10/7/83)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             +6.10%    +40.71%    +109.40%    +278.57%

Average Annual Total Return(2)         +1.62%     +6.15%      +7.21%      +8.62%

Distribution Rate(3)                               5.18%

Taxable Equivalent Distribution Rate(4)            8.58%

30-Day Standardized Yield(5)                       4.12%

Taxable Equivalent Yield(4)                        6.82%

                                                                       Inception
CLASS B                                                                 (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                                +0.96%

Aggregate Total Return(2)                                                 -3.01%

Distribution Rate(3)                               4.95%

Taxable Equivalent Distribution Rate(4)            8.20%

30-Day Standardized Yield(5)                       3.74%

Taxable Equivalent Yield(4)                        6.19%

                                                                       Inception
CLASS C                                             1-Year    3-Year    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +5.58%     +21.44%    +29.52%

Average Annual Total Return(2)                     +3.57%      +6.33%     +6.41%

Distribution Rate(3)                                4.80%

Taxable Equivalent Distribution Rate(4)             7.95%

30-Day Standardized Yield(5)                        3.70%

Taxable Equivalent Yield(4)                         6.13%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. Distribution rate is based on an annualization of the respective class's April monthly dividend and the maximum offering price per share on April 30, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         11

-PAGE-
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

Class A
(5/1/89 - 4/30/99)

The following line graph compares the performance of the Franklin Federal Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/89 to 4/30/99.

                                        Lehman Brothers
          Franklin Federal Tax-Free      Municipal Bond
  Date       Income Fund-Class A              Index             CPI
  5/1/89         9,577                   10,000               10,000
 5/31/89         9,740          2.08%    10,208      0.57%    10,057
 6/30/89         9,852          1.36%    10,347      0.24%    10,081
 7/31/89         9,921          1.36%    10,488      0.24%    10,105
 8/31/89         9,888         -0.98%    10,385      0.16%    10,122
 9/30/89         9,845         -0.30%    10,354      0.32%    10,154
10/31/89         9,933          1.22%    10,480      0.48%    10,203
11/30/89        10,075          1.75%    10,663      0.24%    10,227
12/31/89        10,165          0.82%    10,751      0.16%    10,243
 1/31/90        10,094         -0.47%    10,700      1.03%    10,349
 2/28/90        10,212          0.89%    10,795      0.47%    10,398
 3/31/90        10,186          0.03%    10,799      0.55%    10,455
 4/30/90        10,096         -0.72%    10,721      0.16%    10,472
 5/31/90        10,344          2.18%    10,955      0.23%    10,496
 6/30/90        10,437          0.88%    11,051      0.54%    10,552
 7/31/90        10,614          1.48%    11,215      0.38%    10,592
 8/31/90        10,419         -1.45%    11,052      0.92%    10,690
 9/30/90        10,392          0.06%    11,059      0.84%    10,780
10/31/90        10,506          1.81%    11,259      0.60%    10,844
11/30/90        10,716          2.01%    11,485      0.22%    10,868
12/31/90        10,726          0.44%    11,536      0.00%    10,868
 1/31/91        10,901          1.34%    11,690      0.60%    10,933
 2/28/91        10,950          0.87%    11,792      0.15%    10,950
 3/31/91        11,009          0.04%    11,797      0.15%    10,966
 4/30/91        11,207          1.34%    11,955      0.15%    10,983
 5/31/91        11,287          0.89%    12,061      0.30%    11,016
 6/30/91        11,308         -0.10%    12,049      0.29%    11,048
 7/31/91        11,489          1.22%    12,196      0.15%    11,064
 8/31/91        11,601          1.32%    12,357      0.29%    11,096
 9/30/91        11,774          1.30%    12,518      0.44%    11,145
10/31/91        11,846          0.90%    12,630      0.15%    11,162
11/30/91        11,909          0.28%    12,666      0.29%    11,194
12/31/91        12,145          2.15%    12,938      0.07%    11,202
 1/31/92        12,175          0.23%    12,968      0.15%    11,219
 2/29/92        12,185          0.03%    12,972      0.36%    11,259
 3/31/92        12,237          0.04%    12,977      0.51%    11,317
 4/30/92        12,352          0.89%    13,092      0.14%    11,332
 5/31/92        12,531          1.18%    13,247      0.14%    11,348
 6/30/92        12,712          1.68%    13,469      0.36%    11,389
 7/31/92        13,141          3.00%    13,873      0.21%    11,413
 8/31/92        12,967         -0.98%    13,738      0.28%    11,445
 9/30/92        12,977          0.65%    13,827      0.28%    11,477
10/31/92        12,800         -0.98%    13,691      0.35%    11,517
11/30/92        13,107          1.79%    13,936      0.14%    11,533
12/31/92        13,306          1.02%    14,079     -0.07%    11,525
 1/31/93        13,468          1.16%    14,242      0.49%    11,582
 2/28/93        13,811          3.62%    14,757      0.35%    11,622
 3/31/93        13,750         -1.06%    14,601      0.35%    11,663
 4/30/93        13,858          1.01%    14,748      0.28%    11,696
 5/31/93        13,945          0.56%    14,831      0.14%    11,712
 6/30/93        14,169          1.67%    15,079      0.14%    11,728
 7/31/93        14,187          0.13%    15,098      0.00%    11,728
 8/31/93        14,425          2.08%    15,412      0.28%    11,761
 9/30/93        14,572          1.14%    15,588      0.21%    11,786
10/31/93        14,601          0.19%    15,618      0.41%    11,834
11/30/93        14,537         -0.88%    15,480      0.07%    11,843
12/31/93        14,802          2.11%    15,807      0.00%    11,843
 1/31/94        14,927          1.14%    15,987      0.27%    11,875
 2/28/94        14,670         -2.59%    15,573      0.34%    11,915
 3/31/94        14,221         -4.07%    14,939      0.34%    11,955
 4/30/94        14,252          0.85%    15,066      0.14%    11,972
 5/31/94        14,356          0.87%    15,197      0.07%    11,981
 6/30/94        14,300         -0.61%    15,105      0.34%    12,021
 7/31/94        14,503          1.83%    15,381      0.27%    12,054
 8/31/94        14,558          0.35%    15,435      0.40%    12,102
 9/30/94        14,415         -1.47%    15,208      0.27%    12,135
10/31/94        14,210         -1.78%    14,937      0.07%    12,143
11/30/94        13,966         -1.81%    14,667      0.13%    12,159
12/31/94        14,249          2.20%    14,989      0.00%    12,159
 1/31/95        14,611          2.86%    15,418      0.40%    12,208
 2/28/95        14,962          2.91%    15,867      0.40%    12,256
 3/31/95        15,084          1.15%    16,049      0.33%    12,297
 4/30/95        15,138          0.12%    16,069      0.33%    12,337
 5/31/95        15,491          3.19%    16,581      0.20%    12,362
 6/30/95        15,441         -0.87%    16,437      0.20%    12,387
 7/31/95        15,562          0.95%    16,593      0.00%    12,387
 8/31/95        15,709          1.27%    16,804      0.26%    12,419
 9/30/95        15,791          0.63%    16,910      0.20%    12,444
10/31/95        15,994          1.45%    17,155      0.33%    12,485
11/30/95        16,237          1.66%    17,440     -0.07%    12,476
12/31/95        16,401          0.96%    17,607     -0.07%    12,467
 1/31/96        16,471          0.76%    17,741      0.59%    12,541
 2/29/96        16,406         -0.68%    17,620      0.32%    12,581
 3/31/96        16,258         -1.28%    17,395      0.52%    12,647
 4/30/96        16,247         -0.28%    17,346      0.39%    12,696
 5/31/96        16,264         -0.04%    17,339      0.19%    12,720
 6/30/96        16,433          1.09%    17,528      0.06%    12,728
 7/31/96        16,557          0.91%    17,688      0.19%    12,752
 8/31/96        16,569         -0.02%    17,684      0.19%    12,776
 9/30/96        16,779          1.40%    17,932      0.32%    12,817
10/31/96        16,948          1.13%    18,134      0.32%    12,858
11/30/96        17,202          1.83%    18,466      0.19%    12,882
12/31/96        17,172         -0.42%    18,389      0.00%    12,882
 1/31/97        17,214          0.19%    18,423      0.32%    12,924
 2/28/97        17,371          0.92%    18,593      0.31%    12,964
 3/31/97        17,210         -1.33%    18,346      0.25%    12,996
 4/30/97        17,353          0.84%    18,500      0.12%    13,012
 5/31/97        17,570          1.51%    18,779     -0.06%    13,004
 6/30/97        17,744          1.07%    18,980      0.12%    13,019
 7/31/97        18,155          2.77%    19,506      0.12%    13,035
 8/31/97        18,048         -0.94%    19,322      0.19%    13,060
 9/30/97        18,254          1.19%    19,552      0.25%    13,092
10/31/97        18,371          0.64%    19,678      0.25%    13,125
11/30/97        18,474          0.59%    19,794     -0.06%    13,117
12/31/97        18,713          1.46%    20,083     -0.12%    13,102
 1/31/98        18,859          1.03%    20,289      0.19%    13,126
 2/28/98        18,883          0.03%    20,296      0.19%    13,151
 3/31/98        18,924          0.09%    20,314      0.19%    13,176
 4/30/98        18,902         -0.45%    20,222      0.18%    13,200
 5/31/98        19,144          1.58%    20,542      0.18%    13,224
 6/30/98        19,231          0.39%    20,622      0.12%    13,240
 7/31/98        19,287          0.25%    20,674      0.12%    13,256
 8/31/98        19,516          1.55%    20,994      0.12%    13,272
 9/30/98        19,700          1.25%    21,256      0.12%    13,287
10/31/98        19,693          0.00%    21,256      0.24%    13,319
11/30/98        19,766          0.35%    21,331      0.00%    13,319
12/31/98        19,824          0.25%    21,384     -0.06%    13,311
 1/31/99        19,994          1.19%    21,639      0.24%    13,343
 2/28/99        19,956         -0.44%    21,543      0.12%    13,359
 3/31/99        20,013          0.14%    21,574      0.30%    13,399
 4/30/99  0.21% 20,055          0.25%    21,628      0.73%    13,497

Total Return   100.55%                  116.28%               34.97%


Class C
(5/1/95 - 4/30/99)

The following line graph compares the performance of the Franklin Federal Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 4/30/99.

                                        Lehman Brothers
          Franklin Federal Tax-Free      Municipal Bond
  Date       Income Fund-Class C              Index             CPI
  5/1/95         9,898                   10,000               10,000
 5/31/95        10,127         3.19%     10,319       0.20%   10,020
 6/30/95        10,090        -0.87%     10,229       0.20%   10,040
 7/31/95        10,163         0.95%     10,326       0.00%   10,040
 8/31/95        10,254         1.27%     10,458       0.26%   10,066
 9/30/95        10,303         0.63%     10,523       0.20%   10,086
10/31/95        10,430         1.45%     10,676       0.33%   10,120
11/30/95        10,574         1.66%     10,853      -0.07%   10,112
12/31/95        10,685         0.96%     10,957      -0.07%   10,105
 1/31/96        10,725         0.76%     11,041       0.59%   10,165
 2/29/96        10,677        -0.68%     10,966       0.32%   10,198
 3/31/96        10,576        -1.28%     10,825       0.52%   10,251
 4/30/96        10,557        -0.28%     10,795       0.39%   10,291
 5/31/96        10,563        -0.04%     10,791       0.19%   10,310
 6/30/96        10,667         1.09%     10,908       0.06%   10,316
 7/31/96        10,743         0.91%     11,008       0.19%   10,336
 8/31/96        10,745        -0.02%     11,005       0.19%   10,356
 9/30/96        10,885         1.40%     11,159       0.32%   10,389
10/31/96        10,989         1.13%     11,286       0.32%   10,422
11/30/96        11,140         1.83%     11,492       0.19%   10,442
12/31/96        11,124        -0.42%     11,444       0.00%   10,442
 1/31/97        11,146         0.19%     11,466       0.32%   10,475
 2/28/97        11,233         0.92%     11,571       0.31%   10,508
 3/31/97        11,134        -1.33%     11,417       0.25%   10,534
 4/30/97        11,220         0.84%     11,513       0.12%   10,547
 5/31/97        11,355         1.51%     11,687      -0.06%   10,540
 6/30/97        11,461         1.07%     11,812       0.12%   10,553
 7/31/97        11,722         2.77%     12,139       0.12%   10,565
 8/31/97        11,648        -0.94%     12,025       0.19%   10,586
 9/30/97        11,766         1.19%     12,168       0.25%   10,612
10/31/97        11,835         0.64%     12,246       0.25%   10,639
11/30/97        11,905         0.59%     12,318      -0.06%   10,632
12/31/97        12,044         1.46%     12,498      -0.12%   10,619
 1/31/98        12,142         1.03%     12,627       0.19%   10,640
 2/28/98        12,151         0.03%     12,631       0.19%   10,660
 3/31/98        12,171         0.09%     12,642       0.19%   10,680
 4/30/98        12,143        -0.45%     12,585       0.18%   10,699
 5/31/98        12,292         1.58%     12,784       0.18%   10,719
 6/30/98        12,352         0.39%     12,834       0.12%   10,731
 7/31/98        12,382         0.25%     12,866       0.12%   10,744
 8/31/98        12,513         1.55%     13,065       0.12%   10,757
 9/30/98        12,635         1.25%     13,229       0.12%   10,770
10/31/98        12,625         0.00%     13,229       0.24%   10,796
11/30/98        12,666         0.35%     13,275       0.00%   10,796
12/31/98        12,697         0.25%     13,308      -0.06%   10,789
 1/31/99        12,800         1.19%     13,466       0.24%   10,815
 2/28/99        12,759        -0.44%     13,407       0.12%   10,828
 3/31/99        12,789         0.14%     13,426       0.30%   10,861
 4/30/99  0.24% 12,820         0.25%     13,459       0.73%   10,940

Total Return    28.20%                   34.59%                9.40%

*Source: Standard and Poor's Micropal.


AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    +1.62%

5-Year                                                                    +6.15%

10-Year                                                                   +7.21%

Since Inception (10/7/83)                                                 +8.62%

AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                    +3.57%

3-Year                                                                    +6.33%

Since Inception (5/1/95)                                                  +6.41%



(*)Source: Standard and Poor's Micropal.


12        Past performance is not predictive of future results.

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                          Class A
                                                      ------------------------------------------------------------------------------
                                                                                      Year Ended April 30,
                                                      ------------------------------------------------------------------------------
                                                          1999             1998             1997             1996             1995
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............        $12.25           $11.90           $11.83           $11.73           $11.81
Income from investment operations:
Net investment income ............................          .67              .69              .71              .74              .75
Net realized and unrealized gains (losses) .......          .06              .35              .07              .10             (.05)
Total from investment operations .................          .73             1.04              .78              .84              .70
                                                      ------------------------------------------------------------------------------
Less distributions from net investment income ....         (.67)            (.69)            (.71)            (.74)            (.78)
                                                      ------------------------------------------------------------------------------
Net asset value, end of year .....................        $12.31           $12.25           $11.90           $11.83           $11.73
                                                      ==============================================================================
Total return(*) ..................................         6.10%            8.92%            6.81%            7.33%            6.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................    $7,170,226       $7,022,961       $6,905,488       $7,012,601       $6,886,941
Ratios to average net assets:
Expenses .........................................          .60%             .59%             .58%             .57%             .59%
Net investment income ............................         5.41%            5.70%            6.00%            6.20%            6.47%
Portfolio turnover rate ..........................         9.90%           14.54%           16.43%           25.10%           19.88%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                                                                              13

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)




                                                                  Class B
                                                             -------------------
                                                                 Year Ended
                                                             April 30, 1999(***)
                                                             -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of year .......................           $12.39
                                                             -------------------
Income from investment operations:
Net investment income ....................................              .23
Net realized and unrealized losses .......................             (.11)
                                                             -------------------
Total from investment operations .........................              .12
Less distributions from net investment income ............             (.21)
                                                             -------------------
Net asset value, end of year .............................           $12.30
                                                             ===================
Total return(*) ..........................................            0.96%

Ratios/supplemental data
Net assets, end of year (000's) ..........................         $27,988
Ratios to average net assets:
Expenses .................................................            1.17%(**)
Net investment income ....................................            4.86%(**)
Portfolio turnover rate ..................................            9.90%

(*)Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(**)Annualized.

(***)For the period January 1,1999 (effective date) to April 30,1999.

14

-PAGE-

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                                                          CLASS C
                                                                                ----------------------------------------------------
                                                                                                    Year Ended April 30,
                                                                                ----------------------------------------------------
                                                                                    1999          1998         1997         1996(**)
                                                                                ----------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................         $12.24         $11.90        $11.82        $11.73
                                                                                ----------------------------------------------------
Income from investment operations:
Net investment income ....................................................           .60            .63           .66           .68
Net realized and unrealized gains ........................................           .07            .33           .06           .09
                                                                                ----------------------------------------------------
Total from investment operations .........................................           .67            .96           .72           .77
Less distributions from net investment income ............................          (.60)          (.62)         (.64)         (.68)
                                                                                ----------------------------------------------------
Net asset value, end of year .............................................         $12.31         $12.24        $11.90        $11.82
                                                                                ====================================================
Total return(*) ..........................................................          5.58%          8.22%         6.28%         6.68%

Ratios/supplemental data
Net assets, end of year (000's) ..........................................       $212,474       $135,195       $71,944       $34,110
Ratios to average net assets:
Expenses .................................................................          1.17%          1.17%         1.16%         1.15%
Net investment income ....................................................          4.83%          5.12%         5.42%         5.68%
Portfolio turnover rate ..................................................          9.90%         14.54%        16.43%        25.10%


(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(**) The Fund paid a dividend to shareholders of record on the beginning of business, May 1,1995 in the amount of $0.062 per share. The net asset value per share at the beginning of the period includes this dividend.

                      See notes to financial statements.                      15

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.2%
BONDS 97.0%
ALABAMA 1.3%
Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 .......................................    $  5,305,000    $  5,459,535
Alabama Water Pollution Control Authority Revolving Fund Loan, Series B,
Pre-Refunded, 7.75%, 8/15/12 .......................................................................       5,925,000       6,260,237
Anniston Regional Medical Center Board, Series A, AMBAC Insured, 5.125%, 6/01/28 ...................       7,000,000       6,994,470
Citronelle IDB, PCR, Stauffer Chemical Project, Series 1982, 8.00%, 12/01/12 .......................       1,000,000       1,053,040
Courtland IDB, PCR, Champion International Corp.Project, Refunding, 6.15%, 6/01/19 .................       5,000,000       5,259,200
Courtland IDBR, Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 .................      12,000,000      13,179,720
Fairfield IDB, Environmental Improvement Revenue, USX Corp.Project,
Refunding, 5.45%, 9/01/14 ..........................................................................       1,445,000       1,451,922
Jefferson County Sewer Revenue, wts.,
  Refunding, Series A, FGIC Insured, 5.625%, 2/01/22 ...............................................       4,000,000       4,241,280
  Series D, FGIC Insured, 5.75%, 2/01/22 ...........................................................      15,995,000      17,195,265
  Series D, FGIC Insured, 5.75%, 2/01/27 ...........................................................      19,715,000      21,167,798
Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding,
Series C, 5.375%, 6/01/28 ..........................................................................       5,000,000       5,030,900
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital
and Clinic, Refunding,
  AMBAC Insured, 6.00%, 3/01/26 ....................................................................       5,385,000       5,841,217
                                                                                                                        ------------
                                                                                                                          93,134,584
                                                                                                                        ------------

ALASKA 1.9%
Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 7.95%, 4/01/10 .......       1,775,000       1,859,313
Alaska State HFC,
  Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ........................................       3,310,000       3,485,198
  Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ...............................................       3,585,000       3,803,470
  Refunding, Series A, MBIA Insured, 5.875%, 12/01/24 ..............................................      17,875,000      18,599,831
  Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 ..............................................      11,600,000      12,029,896
  Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ...............................................      34,000,000      35,640,160
  Series A, Pre-Refunded, 6.60%, 12/01/23 ..........................................................       8,000,000       8,785,200
  Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 .........................................      19,325,000      20,491,457
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding,
  6.50%, 12/01/02 ..................................................................................       2,850,000       3,047,676
  6.75%, 12/01/08 ..................................................................................       3,500,000       3,751,860
Valdez Marine Terminal Revenue, BP Pipelines Inc.Project, Refunding, Series A, 5.85%, 8/01/25 ......      25,000,000      25,975,500
                                                                                                                        ------------
                                                                                                                         137,469,561
                                                                                                                        ------------

ARIZONA .7%
Maricopa County IDA,
  Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 .      23,000,000      22,505,960
  Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .................................      20,000,000      19,836,200
Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series B, FSA Insured, 5.00%, 7/01/25        8,500,000       8,341,305
                                                                                                                        ------------
                                                                                                                          50,683,465
                                                                                                                        ------------

ARKANSAS 1.3%
Arkansas State Development Finance Authority Drivers License Revenue, State Police Headquarters,
  Wireless Data, FGIC Insured, 5.40%, 6/01/18 ......................................................       4,000,000       4,137,240
Desha County Residential Housing Facilities Board SFMR, Refunding, 7.50%, 4/01/11 ..................       1,800,000       1,903,734
Independence County Public Health and Education Facilities Board Capital Revenue,
White River Control Project,
Refunding and Improvement, Pre-Refunded, 8.00%, 6/01/09 ............................................       3,115,000       3,187,580
Jefferson County PCR,
  Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ..................................       1,465,000       1,571,462
  Entergy Arkansas Inc. Project, Refunding, 5.60%,10/01/17 .........................................       5,000,000       5,078,550

16

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
 STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                           PRINCIPAL
                                                                                                            AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ARKANSAS (CONT.)
Little River County Revenue,  Georgia-Pacific Corp.Project, Refunding,  5.60%, 10/01/26 ..............    $13,000,000    $13,039,910
Pope County PCR,  Power and Light Co. Project, Refunding, 6.30%,
  12/01/16 ...........................................................................................      2,600,000      2,786,498
  11/01/20 ...........................................................................................     60,000,000     62,308,200
University of Central Arkansas Academic Facilities Revenue,
  Series B, AMBAC Insured, 5.875%, 4/01/16 ...........................................................        250,000        273,405
  Series C, AMBAC Insured, 6.00%, 4/01/21 ............................................................      1,000,000      1,099,090
University of Central Arkansas Athletic Facilities Revenue, Series C, AMBAC Insured,
  6.00%, 4/01/21 .....................................................................................      1,000,000      1,099,090
  6.125%, 4/01/26 ....................................................................................        825,000        902,501
University of Central Arkansas Housing System Revenue, Refunding, Series A, AMBAC
Insured, 6.00%, 4/01/21 ..............................................................................      1,000,000      1,099,090
                                                                                                                         -----------
                                                                                                                          98,486,350
                                                                                                                         -----------

CALIFORNIA 4.2%
Alhambra COP, Clubhouse Facility Project, 11.25%,
  1/01/08 ............................................................................................        410,000        418,512
  1/01/09 ............................................................................................        455,000        464,373
  1/01/10 ............................................................................................        500,000        510,315
Burbank RDA, Tax Allocation,  Refunding,  Series A,  6.25%, 12/01/24 .................................      5,245,000      5,633,655
California Educational Facilities Authority Revenue,
  National University, Connie Lee Insured, 6.00%, 5/01/09 ............................................      3,580,000      3,944,265
  Pooled College and University Projects, Series B, 6.00%, 12/01/20 ..................................      6,025,000      6,393,188
California Health Facilities Financing Authority Revenue, St. Francis Medical Center,
Refunding, Series H,
  AMBAC Insured, 6.30%,10/01/15 ......................................................................      2,800,000      3,153,164
California State GO,
  5.90%, 5/01/08 .....................................................................................        235,000        259,546
  6.00%, 5/01/18 .....................................................................................        535,000        585,873
  5.90%,4/01/23 ......................................................................................      1,200,000      1,289,976
  FGIC Insured, 6.00%, 5/01/20 .......................................................................        850,000        925,200
  FGIC Insured, Pre-Refunded, 6.00%, 5/01/20 .........................................................     11,650,000     13,037,515
  Pre-Refunded, 5.90%, 5/01/08 .......................................................................      2,835,000      3,152,974
  Veterans Bonds, Series BC, 6.00%, 2/01/10 ..........................................................      1,000,000      1,015,540
  Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ..............................................     14,700,000     14,935,935
California State Public Works Board Lease Revenue, University of California,
Various Projects, Series A,  Pre-Refunded, 6.375%,
  10/01/14 ...........................................................................................      4,000,000      4,568,360
  10/01/19 ...........................................................................................      2,000,000      2,284,180
California Statewide CDA Revenue, COP, Sutter Health Obligated Group, MBIA Insured, 6.00%, 8/15/25 ...     14,750,000     16,221,460
Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 ...............................................      8,240,000      9,040,269
Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 ..................      1,000,000      1,173,930
Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, 6.50%, 1/01/32 ............     59,240,000     66,109,470
Forty-Niner Shops Inc. Auxiliary Organization, California State Long Beach Project, 6.875%,
  4/01/07 ............................................................................................      1,090,000      1,206,935
  4/01/12 ............................................................................................      1,565,000      1,732,893
Los Angeles County MTA, Sales Tax Revenue, Proposition C, Refunding, Second Series A,
AMBAC Insured,  5.00%, 7/01/23 .......................................................................     10,500,000     10,325,805
Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%, 1/01/27 ................      3,180,000      3,430,997

                                                                              17

-PAGE-

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                          PRINCIPAL
                                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Los Angeles Department of Water and Power Electric Plant Revenue, Refunding,
MBIA Insured, 6.00%, 2/01/28 .......................................................................    $  3,000,000    $  3,204,570
Los Angeles Regional Airports Improvement Corp. Lease Revenue,
  Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ..........................      18,500,000      20,048,450
  United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ..............................       8,400,000       9,144,324
Pomona PFA, Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 .......................................       4,000,000       4,341,720
San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
FSA Insured, 6.75%, 7/01/24 ........................................................................       7,075,000       7,971,473
San Francisco City and County Redevelopment Financing Authority Tax Allocation
Revenue, Redevelopment Projects, Pre-Refunded, 6.50%, 8/01/22 ......................................      12,680,000      14,584,156
San Francisco City and County Sewer Revenue, Series A, FGIC Insured, 5.90%, 10/01/20 ...............      10,380,000      11,246,626
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
  5.00%, 1/01/33 ...................................................................................       5,000,000       4,795,550
  Pre-Refunded, 7.00%, 1/01/30 .....................................................................      16,785,000      19,010,859
University of California Revenues,
Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24 ........................................      11,780,000      13,355,575
U. C. Davis Medical Center, AMBAC Insured, 5.75%, 7/01/24 ..........................................      25,000,000      26,710,000
Windsor RDAR, Tax Allocation, Windsor Project, 7.00%, 9/01/24 ......................................       2,405,000       2,632,152
                                                                                                                        ------------
                                                                                                                         308,859,785
                                                                                                                        ------------

COLORADO 4.9%
Colorado Health Facilities Authority Revenue,
  Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ...........................................       3,035,000       2,917,181
  Kaiser Permanente, Series A, 5.35%, 11/01/16 .....................................................      13,250,000      13,315,323
  Kaiser Permanente, Series B, 5.35%, 8/01/15 ......................................................      20,200,000      20,538,148
Colorado HFA, GO, Series A, 7.50%, 5/01/29 .........................................................       1,595,000       1,665,435
Colorado Springs Utilities Revenue, System Improvement, sub.lien, Series A, 5.00%, 11/15/27 ........      20,000,000      19,466,200
Denver City and County Airport Revenue,
  Series A, 8.875%, 11/15/12 .......................................................................      12,130,000      13,613,620
  Series A, 7.50%, 11/15/23 ........................................................................      13,590,000      15,476,428
  Series A, 8.50%, 11/15/23 ........................................................................      72,960,000      78,719,462
  Series A, 8.00%, 11/15/25 ........................................................................      20,305,000      21,759,447
  Series A, 8.00%, 11/15/25 ........................................................................       1,480,000       1,595,825
  Series A, Pre-Refunded, 7.50%, 11/15/12 ..........................................................      11,200,000      12,808,208
  Series A, Pre-Refunded, 8.875%, 11/15/12 .........................................................       4,515,000       5,152,608
  Series A, Pre-Refunded, 7.50%, 11/15/23 ..........................................................       2,930,000       3,476,269
  Series A, Pre-Refunded, 8.50%, 11/15/23 ..........................................................       6,985,000       7,632,510
  Series A, Pre-Refunded, 7.25%, 11/15/25 ..........................................................       8,060,000       9,151,243
  Series A, Pre-Refunded, 7.25%, 11/15/25 ..........................................................      16,465,000      18,694,196
  Series A, Pre-Refunded, 8.00%, 11/15/25 ..........................................................       2,020,000       2,192,367
  Series A, Pre-Refunded, 8.00%, 11/15/25 ..........................................................         520,000         573,082
  Series B, 7.25%, 11/15/23 ........................................................................       2,120,000       2,320,382
  Series B, Pre-Refunded, 7.25%, 11/15/23 ..........................................................         530,000         598,921
  Series D, 7.75%, 11/15/21 ........................................................................       8,950,000       9,788,436
  Series D, 7.00%, 11/15/25 ........................................................................       7,835,000       8,290,292
  Series D, Pre-Refunded, 7.75%, 11/15/21 ..........................................................       2,510,000       2,796,943
Denver City and County School District No.1 GO, FGIC Insured, 5.00%, 12/01/23 ......................      10,000,000       9,846,600
Denver City and County Special Facilities Airport Revenue, United Airlines Inc.Project, Series A,
 6.875%, 10/01/32 ..................................................................................      47,980,000      51,385,620

18

-PAGE-

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                          PRINCIPAL
                                                                                                           AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
COLORADO (CONT.)
Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 ....................    $ 11,400,000    $ 12,006,252
Postsecondary Educational Facilities Authority Revenue, University of Denver
Project, Refunding and Improvement, MBIA Insured, 5.375%, 3/01/18 ..................................       6,000,000       6,149,880
University of Colorado Hospital Authority Revenue,
  Refunding, Series A, AMBAC Insured, 5.25%, 11/15/22 ..............................................       5,000,000       5,024,000
 (b) Series A, AMBAC Insured, 5.00%, 11/15/29 ......................................................       5,000,000       4,825,500
                                                                                                                        ------------
                                                                                                                         361,780,378
                                                                                                                        ------------

CONNECTICUT .1%
Connecticut State Health and Educational Facilities Authority Revenue,
Quinnipac College, Series E,  FSA Insured, 4.75%, 7/01/24 ..........................................       3,570,000       3,384,110
Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured, 5.80%, 8/20/39 ...       2,870,000       2,984,771
                                                                                                                        ------------
                                                                                                                           6,368,881
                                                                                                                        ------------

DELAWARE
Delaware State EDA Revenue, Water Development, Wilmington, Refunding, Series B, 6.45%, 12/01/07 ....       1,160,000       1,319,372
Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 .........................       2,000,000       2,201,900
                                                                                                                        ------------
                                                                                                                           3,521,272
                                                                                                                        ------------

FLORIDA 2.0%
Bay County Resource Recovery Revenue,
  Series A, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 .............................................       2,100,000       2,313,549
  Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 .............................................      11,020,000      12,140,624
Broward County Resource Recovery Revenue, Broward Waste Energy Co., LP, North Project,
Series 1984, 7.95%, 12/01/08 .......................................................................      38,940,000      40,944,242
Callaway/Bay County Wastewater Systems Revenue, Series A, FGIC Insured, 6.00%, 9/01/26 .............       1,000,000       1,103,750
Florida State Board of Education Capital Outlay, Public Education, Refunding,
Series 1992, 6.40%, 6/01/19 ........................................................................      22,475,000      24,238,389
Florida State Department of Transportation GO, Right of Way, Acquisition
and Bridge, 5.375%, 7/01/26 ........................................................................      10,000,000      10,241,200
Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
Pre-Refunded, 7.75%, 7/01/09 .......................................................................       7,125,000       7,316,021
(b) Lakeland Electric and Water Revenue, Refunding, Series A, MBIA Insured, 5.00%,
  10/01/19 .........................................................................................       4,500,000       4,471,335
  10/01/36 .........................................................................................      15,000,000      14,554,950
Manatee County IDR, Manatee Hospital and Health System Inc., Pre-Refunded, 9.25%, 3/01/21 ..........       6,500,000       7,251,075
South Miami Health Facilities Authority Hospital Revenue, Baptist Health System
Obligation Group,
MBIA Insured, 5.00%, 11/15/28 ......................................................................       7,000,000       6,789,790
St.Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
  10/01/00 .........................................................................................         840,000         871,634
  10/01/01 .........................................................................................         890,000         944,940
  10/01/02 .........................................................................................         940,000       1,017,635
  10/01/03 .........................................................................................       1,005,000       1,106,234
  10/01/04 .........................................................................................       1,065,000       1,186,048
  10/01/05 .........................................................................................       1,130,000       1,271,239
  10/01/06 .........................................................................................       1,200,000       1,361,340
  10/01/07 .........................................................................................       1,275,000       1,438,697
  10/01/08 .........................................................................................       1,355,000       1,524,890
  10/01/12 .........................................................................................       6,300,000       7,018,326
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ........................       2,000,000       2,019,440
                                                                                                                        ------------
                                                                                                                         151,125,348
                                                                                                                        ------------

                                                                              19

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
GEORGIA 3.1%
Atlanta Water and Wastewater Revenue, Refunding, Series A, FGIC Insured, 5.00%,
  (b)11/01/29 ....................................................................................     $  8,850,000     $  8,620,343
  11/01/38 .......................................................................................       21,425,000       20,570,785
Burke County Development Authority PCR,
  (b) Georgia Power Co. Plant Vogtle, 1st Series, 5.40%, 5/01/34 .................................       17,705,000       17,715,092
  Georgia Power Co. Plant Vogtle, 7th Series, MBIA Insured, 6.625%, 10/01/24 .....................        8,025,000        8,264,867
  (b) Georgia Power Co. Plant Vogtle, Refunding, Second Series, AMBAC Insured, 5.25%, 5/01/34 ....       15,000,000       14,857,500
  Georgia Power Co. Plant Vogtle, Series 198, MBIA Insured, 6.60%, 7/01/24 .......................      105,000,000      107,487,450
Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc.Project,
  5.45%, 5/01/23 .................................................................................        3,000,000        2,933,250
  Refunding, 6.85%, 11/01/07 .....................................................................        3,400,000        3,661,970
  Refunding, 6.95%, 11/01/12 .....................................................................        5,500,000        5,933,895
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates,
Northeast Georgia Health Care Project, Refunding, MBIA Insured, 6.00%, 10/01/25 ..................        7,975,000        8,633,097
Georgia Municipal Electric Authority Power Revenue,
  Series B, 6.375%, 1/01/16 ......................................................................       14,000,000       14,902,440
  Series EE, 6.40%, 1/01/23 ......................................................................        6,325,000        6,952,314
Georgia State HFAR, Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 .................        3,405,000        3,600,243
Monroe County Development Authority PCR, Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19 ........        4,300,000        4,438,761
                                                                                                                        ------------
                                                                                                                         228,572,007
                                                                                                                        ------------

HAWAII 1.4%
Hawaii State Airports System Revenue,
  FGIC Insured, 7.00%, 7/01/20 ...................................................................        1,000,000        1,076,200
  Second Series, 7.00%, 7/01/07 ..................................................................       12,000,000       12,909,240
  Second Series, 6.90%, 7/01/12 ..................................................................          500,000          593,405
  Second Series, 7.00%, 7/01/18 ..................................................................        2,830,000        3,020,770
Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
  Electric Light Co. Project, 7.20%, 12/01/14 ....................................................          200,000          208,018
  Hawaii Electric Light Co. Project, Series A, 7.35%, 1/01/20 ....................................        1,000,000        1,037,880
  Kaiser Permanente, Refunding, Series A, 6.25%, 3/01/21 .........................................          900,000          940,716
  Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 ........................................        2,600,000        2,741,726
  Wahiawa General Hospital Project, 7.50%, 7/01/12 ...............................................        1,000,000        1,081,840
Hawaii State Department of Budget and Finance Special Purpose Revenue,
  6.00%, 7/01/11 .................................................................................        1,000,000        1,084,850
  6.20%, 7/01/16 .................................................................................        2,000,000        2,154,500
  Hawaiian Electric Co. Project, Series A, MBIA Insured, 5.65%, 10/01/27 .........................       20,000,000       21,407,600
  Kaiser Permanente, Series A, 5.15%, 3/01/15 ....................................................        3,000,000        2,958,300
  Kapiolani Health Obligation, 6.25%, 7/01/21 ....................................................        6,250,000        6,739,625
  Queens Health System, Refunding, Series A, 5.75%, 7/01/26 ......................................        5,800,000        6,042,440
  Queens Health System, Series B, MBIA Insured, 5.25%, 7/01/23 ...................................        5,000,000        5,037,450
  Queens Health System, Series B, MBIA Insured, 5.00%, 7/01/28 ...................................        3,250,000        3,152,760
Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue,
  Series A, 7.10%, 7/01/24 .......................................................................        3,350,000        3,537,868
  Series A, 5.75%, 7/01/30 .......................................................................        2,500,000        2,595,225
  Series B, 7.00%, 7/01/31 .......................................................................        8,055,000        8,527,506

20

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                          PRINCIPAL
                                                                                                            AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
HAWAII (CONT.)
Hawaii State SFMR, HFC,
  Series A, 7.00%,7/01/11 ............................................................................   $    230,000   $    243,163
  Series B, 6.90%, 7/01/16 ...........................................................................        245,000        259,276
Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ..................................      6,250,000      6,137,500
Honolulu City and County Wastewater System Revenue, 2nd Bond Resolution,
Junior Series, FGIC Insured, 5.00%, 7/01/23 ..........................................................     10,000,000      9,820,500
                                                                                                                        ------------
                                                                                                                         103,308,358
                                                                                                                        ------------

IDAHO .1%
Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ..................................      2,100,000      2,227,974
Idaho Housing Agency SFMR, Senior Bond, Series B-1, FGIC Insured,
  7.85%, 7/01/09 .....................................................................................        595,000        608,441
  7.90%, 1/01/21 .....................................................................................        900,000        919,719
Power County PCR, FMC Corp.Project, Refunding, 5.625%, 10/01/14 ......................................      2,200,000      2,252,976
                                                                                                                        ------------
                                                                                                                           6,009,110
                                                                                                                        ------------

ILLINOIS 7.3%
Bryant PCR, Central Illinois Light Co. Project, Refunding,
  Series A, AMBAC Insured, 6.50%, 2/01/18 ............................................................      7,200,000      7,765,776
  Series C, 6.50%, 1/01/10 ...........................................................................      5,000,000      5,444,100
Chicago Board of Education GO, Chicago School Reform,
MBIA Insured, 6.00%, 12/01/16 ........................................................................      9,700,000     10,802,890
MBIA Insured, Pre-Refunded, 6.00%, 12/01/26 ..........................................................      7,600,000      8,600,768
  Series A, AMBAC Insured, 5.25%, 12/01/27 ...........................................................     10,000,000     10,056,000
  Series A, AMBAC Insured, 5.25%, 12/01/30 ...........................................................      8,830,000      8,843,863
Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ...........................................................     19,500,000     23,204,805
Chicago Gas Supply Revenue, The Peoples Gas Light, Refunding, Series A, 6.10%, 6/01/25 ...............     12,000,000     12,972,960
Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, 5.125%, 1/01/28 ...................     26,345,000     25,934,808
Chicago O'Hare International Airport Special Facilities Revenue,
  American Airlines Inc.Project, 8.20%, 12/01/24 .....................................................     11,720,000     13,846,360
  United Airlines Inc.Project, 8.45%, 5/01/07 ........................................................      4,300,000      4,551,249
  United Airlines Inc.Project, 8.50%, 5/01/18 ........................................................     12,305,000     13,032,349
  United Airlines Inc.Project, Series A, Pre-Refunded, 8.40%, 5/01/18 ................................        450,000        463,500
  United Airlines Inc. Project, Series C, Pre-Refunded, 8.20%, 5/01/18 ...............................     27,600,000     28,428,000
Chicago SFMR, Collateralized, Series A, 7.25%, 9/01/28 ...............................................      3,630,000      4,085,964
Chicago Wastewater Transmission Revenue, Refunding, FGIC Insured, 5.125%, 1/01/25 ....................      5,000,000      4,898,300
Cook County GO,
Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 ........................................     10,000,000     11,016,000
Orland Park School District No.135, FGIC Insured, Pre-Refunded, 5.875%, 11/15/22 .....................     10,000,000     11,158,200
Refunding, Series A, MBIA Insured, 5.625%, 11/15/22 ..................................................     20,000,000     21,175,800
Cook County Tinley Park School District No.140, Refunding, Series A, AMBAC Insured, 6.00%, 12/01/15 ..      8,750,000      9,744,875
Illinois Development Finance Authority Hospital Revenue, Adventist Health System, Sunbelt Obligation,
  5.65%, 11/15/24 ....................................................................................      6,030,000      5,941,721
  5.50%, 11/15/29 ....................................................................................     20,000,000     19,200,800
Illinois Development Finance Authority PCR,
Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28 ............................     15,200,000     16,309,752
Commonwealth Edison Co. Project, Refunding, Series 1991, 7.25%, 6/01/11 ..............................      7,500,000      8,021,625
Illinois Power Co. Project, Refunding, Series A, 7.375%, 7/01/21 .....................................     26,550,000     30,414,884

                                                                              21

-PAGE-

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ILLINOIS (CONT.)
Illinois Development Finance Authority Revenue, Provena Health, Series A,
MBIA Insured, 5.50%, 5/15/21 ...................................................................       $13,240,000       $13,592,316
Illinois Educational Facilities Authority Revenue, Midwestern University, Series B,
MBIA Insured, 5.50%, 5/15/28 ...................................................................         6,250,000         6,442,813
Illinois HDA Revenue, Homeowner Mortgage, Series A-1, 6.85%, 8/01/17 ...........................         4,245,000         4,570,252
Illinois HDA,
  MF Program, Lawndale Redevelopment Project, 7.10%, 12/01/34 ..................................        20,000,000        22,305,800
  MF Program, Refunding, Series A, 7.10%, 7/01/26 ..............................................        12,915,000        13,905,710
  MF Program, Series 1, 6.625%, 9/01/12 ........................................................        12,000,000        12,820,800
  MF Program, Series 1, 6.75%, 9/01/21 .........................................................         7,550,000         8,044,525
  MF Program, Series C, 7.35%, 7/01/11 .........................................................         2,265,000         2,374,513
  RMR, Series B, 7.25%, 8/01/17 ................................................................         7,065,000         7,415,848
Illinois Health Facilities Authority Revenue,
  Edwards Hospital Project, Pre-Refunded, 7.00%, 2/15/22 .......................................         2,000,000         2,205,320
  Hospital Sisters Services Inc., Series A, MBIA Insured, 5.00%, 6/01/18 .......................        10,000,000         9,724,100
  Loyola University Health System, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18 ..........         9,195,000         9,617,970
  Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ...........................         2,885,000         2,889,587
  Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ..........         7,500,000         7,272,450
  Servantcor, Series A, Pre-Refunded, 7.875%, 8/15/19 ..........................................         1,000,000         1,032,250
  Servantcor, Series B, Pre-Refunded, 7.875%, 8/15/19 ..........................................         3,000,000         3,096,750
  South Suburban Hospital, ETM, 7.00%, 2/15/18 .................................................         4,200,000         5,081,832
  South Suburban Hospital, Pre-Refunded, 7.00%, 2/15/18 ........................................         2,800,000         3,087,448
  Victory Health Services, Series A, 5.75%, 8/15/27 ............................................         8,015,000         8,158,308
Illinois State COP, Department Of Central Management, FSA Insured, 6.875%, 7/01/07 .............         2,600,000         2,848,976
Illinois State Dedicated Tax Revenue, Civic Center, Series A, AMBAC Insured,
  6.00%, 12/15/15 ..............................................................................         2,105,000         2,163,330
  Pre-Refunded, 6.00%, 12/15/15 ................................................................           845,000           879,130
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
McCormick Place Expansion Project,
Series A,
  6.50%, 6/15/22 ...............................................................................             5,000             5,445
  6.50%, 6/15/27 ...............................................................................           555,000           603,263
FGIC Insured, 6.50%, 6/15/07 ...................................................................             5,000             5,504
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
McCormick Place Convention Center,
  5.75%, 7/01/06 ...............................................................................         1,645,000         1,750,971
  6.25%, 7/01/17 ...............................................................................         9,500,000        10,387,775
  7.00%, 7/01/26 ...............................................................................        12,000,000        14,580,360
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ..................         4,350,000         4,641,885
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 6.125%, 6/01/22 ............         3,970,000         4,198,513
Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc.Project,
  6.20%, 2/01/05 ...............................................................................         1,825,000         1,952,622
  6.625%, 2/01/10 ..............................................................................         3,050,000         3,279,391
Southwestern Illinois Development Authority Private Activity Revenue, Progressive
Recovery Glenmark, 8.50%, 8/01/10 ..............................................................         2,685,000         2,862,854
Southwestern Illinois Development Authority Revenue, Anderson Hospital Project,
  Series A, 7.00%, 8/15/22 .....................................................................         6,200,000         6,644,230
Southwestern Illinois Development Authority Solid Waste Disposal Revenue,
LaCede Steel Co. Project,
  8.375%, 8/01/08 ..............................................................................         4,695,000         4,788,900
  8.50%, 8/01/20 ...............................................................................         5,390,000         5,497,800

22

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ILLINOIS (CONT.)
Upper River Valley Development Authority Environmental Facilities Revenue,
General Electric Co. Project,  5.45%, 2/01/23 ....................................................     $  3,600,000     $  3,711,924
Will County Exempt Facilities Revenue, Mobil Oil Refining Corp.Project, 6.00%, 2/01/27 ...........        7,130,000        7,668,957
                                                                                                                        ------------
                                                                                                                         538,025,771
                                                                                                                        ------------

INDIANA 1.1%
Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue, MBIA Insured,
5.25%, 1/01/18 ...................................................................................        1,090,000        1,100,965
East Chicago Industrial Solid Waste Disposal Revenue, USG Corp.Project, 5.50%, 9/01/28 ...........        5,250,000        5,050,185
Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co.,
Project A,
8.00%, 12/01/24 ..................................................................................       17,000,000       19,701,980
Hammond IPC Revenue, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Series 1982,
8.00%, 11/01/12 ..................................................................................        2,355,000        2,474,540
Indiana Bond Bank Special Program, Series A, 8.375%, 2/01/18 .....................................          560,000          571,200
Indiana Health Facility Financing Authority Hospital Revenue, Hancock Memorial
Hospital Project, Series 1990,  Pre-Refunded, 8.30%, 8/15/20 .....................................        3,500,000        3,777,130
Indiana State Educational Facilities Authority Revenue, Manchester College Project,
6.85%, 10/01/18 ..................................................................................        3,240,000        3,410,230
Indiana State HFA, SFMR, Refunding, Series A,
  6.75%, 1/01/10 .................................................................................        2,940,000        3,132,305
  6.80%, 1/01/17 .................................................................................       12,835,000       13,673,639
Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 .............................       13,075,000       14,502,790
Jasper County EDR, Georgia-Pacific Corp.Project, 5.625%, 12/01/27 ................................        2,500,000        2,491,075
Monroe County MFHR, Country View, Series A, GNMA Secured, 5.75%, 4/01/33 .........................        2,000,000        2,027,380
Muncies Edit Building Corp. First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .............        2,000,000        2,212,720
Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ............        6,000,000        6,317,160
                                                                                                                        ------------
                                                                                                                          80,443,299
                                                                                                                        ------------

IOWA .1%
Iowa Financing Authority SFMR, Series F, GNMA Secured, 5.70%, 1/01/27 ............................       10,780,000       11,071,815
                                                                                                                        ------------

KANSAS .1%
Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
Hospital, Series Z,
 5.25%, 12/15/23 .................................................................................        2,500,000        2,482,775
Kansas State Development Finance Authority Revenue, Sisters of Charity Leavenworth,
MBIA Insured,
 5.125%,12/01/18 .................................................................................        2,000,000        1,996,240
Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A,
  5.70%, 11/15/18 ................................................................................        1,575,000        1,592,262
  5.75%, 11/15/24 ................................................................................        1,500,000        1,513,110
                                                                                                                        ------------
                                                                                                                           7,584,387
                                                                                                                        ------------

KENTUCKY 1.9%
Ashland PCR, Ashland Oil Inc.Project, Refunding, 6.65%, 8/01/09 ..................................        3,900,000        4,185,441
Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project, 7.00%, 3/01/25 .........       10,000,000       10,847,000
Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ..............        4,850,000        5,145,171
Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc.Project,
  Series A, 7.80%, 12/01/15 ......................................................................       20,000,000       20,767,000
  Series A, 7.50%, 2/01/20 .......................................................................       10,000,000       10,862,500
  Series A, 7.125%, 2/01/21 ......................................................................        9,330,000       10,040,946
  Series B, 7.25%, 2/01/22 .......................................................................        3,350,000        3,624,901

                                                                              23

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT            VALUE
                                                                                                        -----------      -----------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
KENTUCKY (CONT.)
Kentucky Development Finance Authority Hospital Revenue, Claire Medical Center Project,
Pre-Refunded,
 7.125%, 9/01/21 .................................................................................     $    700,000     $    766,843
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional
Health Center Facility, Refunding and Improvement,
  5.80%, 10/01/12 ................................................................................        1,000,000        1,036,760
  5.85%, 10/01/17 ................................................................................        5,615,000        5,677,832
Kentucky HFC Revenue,
  Series A, 6.70%, 7/01/17 .......................................................................          210,000          221,479
  Series B, 6.625%, 7/01/14 ......................................................................        4,910,000        5,157,611
Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
  6.10%, 3/01/08 .................................................................................       20,375,000       21,894,975
  6.20%, 3/01/18 .................................................................................       11,765,000       12,542,078
Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties
Leasing Trust, Series A,
  6.50%, 3/01/19 .................................................................................       27,160,000       29,255,122
                                                                                                                        ------------
                                                                                                                         142,025,659
                                                                                                                        ------------

LOUISIANA 2.0%
Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ..........................        2,000,000        2,149,380
Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%, 10/01/12 ....       14,285,000       15,155,671
Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish
Memorial Hospital Project,
 Series A, FSA Insured,
  6.375%, 12/01/12 ...............................................................................        4,310,000        4,939,260
  6.50%, 12/01/18 ................................................................................        5,530,000        6,406,007
  6.65%, 12/01/21 ................................................................................        3,145,000        3,398,739
Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
  Series A, 7.75%, 6/01/12 .......................................................................        2,330,000        2,462,530
  Series B, 6.375%, 11/01/02 .....................................................................          205,000          215,191
  Series B, 6.875%, 11/01/12 .....................................................................          600,000          636,888
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
  Series A, 7.70%, 11/01/18 ......................................................................        2,500,000        2,856,050
East Baton Rouge Mortgage Finance Authority, SFM Purchase,
  Series A, 6.80%, 10/01/28 ......................................................................        5,910,000        6,292,791
  Series C, 7.00%, 4/01/32 .......................................................................        1,810,000        1,911,288
  Series D, 7.10%, 4/01/32 .......................................................................        2,290,000        2,410,317
Hammond Tangipahoa Home Mortgage Authority Revenue, University Facilities Inc. ...................
Project, MBIA Insured,
5.50%, 7/15/27 ...................................................................................        3,250,000        3,320,948
Jefferson Parish Hospital Service District No.1 Hospital Revenue, West Jefferson
Medical Center, Series A,
FSA Insured, 5.00%, 1/01/21 ......................................................................        1,500,000        1,455,495
Jefferson Parish Hospital Service District No.2 Hospital Revenue, FSA Insured,
5.00%, 7/01/28 ...................................................................................        5,000,000        4,792,500
Lafayette Public Trust Financing Authority SFMR, Refunding, Series A, 8.50%, 11/15/12 ............        1,142,614        1,177,669
Louisiana HFA, Mortgage Revenue,
  Refunding, 7.375%, 9/01/13 .....................................................................          920,000          956,864
  SF, Refunding, Series B-2, GNMA Secured, 5.75%, 12/01/28 .......................................        2,860,000        2,939,079
Louisiana Public Facilities Authority Revenue,
Alton Ochsner Medical Foundation Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/22 ......        3,500,000        3,768,555
Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ..................        3,000,000        3,023,550

24

-PAGE-

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
LOUISIANA (CONT.)
New Orleans GO,  Refunding,  AMBAC Insured,
  6.125%,  10/01/16 ................................................................................    $ 10,275,000    $ 11,206,121
  6.20%,  10/01/21 .................................................................................       8,050,000       8,854,920
Office Facility Corp. Capital Facilities Bonds,  7.75%, 12/01/10 ...................................       3,400,000       3,704,912
Ouachita Parish Hospital Service District No.1 Revenue, Glenwood Regional Medical
Center, Pre-Refunded,
7.50%, 7/01/21 .....................................................................................       4,000,000       4,387,520
Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 .............       2,200,000       2,341,064
Terrebonne Parish Hospital Service District No.1 Hospital Revenue, Terrebonne General
Medical Center Project,
Refunding, AMBAC Insured, 5.375%, 4/01/23 ..........................................................       2,500,000       2,546,350
West Feliciana Parish PCR, Gulf State Utility Co. Project,
  7.70%, 12/01/14 ..................................................................................       2,000,000       2,191,780
  7.00%, 11/01/15 ..................................................................................       3,050,000       3,325,232
  Refunding, 8.00%, 12/01/24 .......................................................................      41,050,000      42,641,509
                                                                                                                        ------------
                                                                                                                         151,468,180
                                                                                                                        ------------

MAINE .9%
Bucksport Solid Waste Disposal Revenue, Champion International Corp.Project, 6.25%, 5/01/10 ........       5,000,000       5,254,800
Maine Financial Authority Solid Waste Recycling Facilities Revenue, Great Northern Paper Co.,
Bowater Project,
  7.75%, 10/01/22 ..................................................................................      29,300,000      32,531,497
Maine State Health and Higher Educational Facilities Authority Revenue, Series B, FSA Insured,
  7.00%, 7/01/24 ...................................................................................          20,000          22,943
  Pre-Refunded, 7.00%, 7/01/24 .....................................................................       2,425,000       2,815,086
Maine State Housing Authority Mortgage Purchase,
  Series A-5, 6.20%, 11/15/16 ......................................................................       2,500,000       2,608,225
  Series C, 6.55%, 11/15/12 ........................................................................       3,700,000       3,903,685
  Series C, 6.65%, 11/15/24 ........................................................................       3,500,000       3,686,235
  Series D, 6.45%, 11/15/07 ........................................................................       3,540,000       3,699,477
  Series D, 6.70%, 11/15/15 ........................................................................       5,800,000       6,273,106
Rumford PCR, Boise Cascade Corp.Project, Refunding, 6.625%, 7/01/20 ................................       4,800,000       5,199,504
                                                                                                                        ------------
                                                                                                                          65,994,558
                                                                                                                        ------------

MARYLAND 1.7%
Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding
and Improvement,
  Series A, Pre-Refunded, 8.25%, 9/01/21 ...........................................................      43,225,000      48,477,270
  Series C, FSA Insured, 6.00%, 9/01/21 ............................................................      10,110,000      10,948,422
Maryland State CDA, Department of Housing and Community Development,
  MFHR, Series G, Mortgage Insured, 6.55%, 5/15/19 .................................................       5,475,000       5,785,871
  SF Program, 3rd Series, 7.25%, 4/01/27 ...........................................................         965,000       1,006,775
Maryland State Health and Higher Educational Facilities Authority Revenue,
  Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ........................................       8,000,000       7,967,440
  Johns Hopkins Medicine, MBIA Insured, 5.00%, 7/01/19 .............................................       3,000,000       2,988,480
Montgomery County Housing Opportunities Commission SFMR, Refunding, Series B, 6.625%, 7/01/28 ......       6,500,000       6,814,275
Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series A,
  Sub Series 1, 8.25%, 9/01/21 .....................................................................      20,125,000      21,996,625
  Sub Series 1, Pre-Refunded, 8.25%, 9/01/21 .......................................................      10,930,000      12,258,104
  Sub Series 2, Pre-Refunded,8.25%, 9/01/21 ........................................................       5,000,000       5,595,600
                                                                                                                        ------------
                                                                                                                         123,838,862
                                                                                                                        ------------

                                                                              25

-PAGE-

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
MASSACHUSETTS 3.1%
Agawam Resource Recovery Revenue, Springfield Resource Recovery Project, Series 1986,
8.50%, 12/01/08 .....................................................................................     $9,735,000      $9,858,050
Massachusetts State GO,
  Consolidated Loan, Series A, 7.50%, 6/01/04 .......................................................      7,500,000       8,530,125
  Refunding, Series B, 6.50%, 8/01/08 ...............................................................      5,900,000       6,786,121
Massachusetts State Health and Educational Facilities Authority Revenue,
  Framingham Union Hospital, Series B, Pre-Refunded, 8.50%, 7/01/20 .................................      9,020,000       9,709,759
  Melrose-Wakefield Hospital, ETM, Refunding, Series B, 6.35%, 7/01/06 ..............................      1,100,000       1,238,281
  Notre Dame Health Care Center, Series A, 7.875%, 10/01/22 .........................................      2,310,000       2,472,947
  Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 .........................      1,000,000       1,129,210
  Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 ........................     12,050,000      13,681,329
Massachusetts State HFA,
  HDA, Series D, FGIC Insured, 6.875%, 11/15/21 .....................................................      5,250,000       5,629,050
  Housing Projects, Refunding, Series A, 6.30%, 10/01/13 ............................................     25,635,000      27,385,871
  Housing Projects, Refunding, Series A, 6.375%, 4/01/21 ............................................     24,750,000      26,487,450
  Housing Revenue, SF, Series 41, 6.30%, 12/01/14 ...................................................      6,250,000       6,681,250
  Housing Revenue, SF, Series 41, 6.35%, 6/01/17 ....................................................      5,750,000       6,080,223
  Series C, FGIC Insured, 6.90%, 11/15/21 ...........................................................      9,715,000      10,549,324
  Series D, FGIC Insured, 6.80%, 11/15/12 ...........................................................        250,000         269,585
Massachusetts State Industrial Finance Agency Health Care Facilities Revenue,
Jewish Geriatric Services Inc., Series B,
  5.375%, 5/15/17 ...................................................................................      1,965,000       1,994,632
  5.50%, 5/15/27 ....................................................................................      5,000,000       5,104,200
  Pre-Refunded, 7.00%, 4/01/22 ......................................................................      5,000,000       5,618,300
Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
  5.65%, 10/01/17 ...................................................................................      2,295,000       2,386,433
  5.70%, 10/01/27 ...................................................................................      7,375,000       7,668,083
Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
MBIA Insured, 5.75%, 7/01/39 ........................................................................     11,750,000      12,150,910
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
  Series A, MBIA Insured, 5.00%, 1/01/37 ............................................................     30,000,000      28,536,600
  Sub Series A, AMBAC Insured, 5.00%, 1/01/39 .......................................................      9,250,000       8,806,185
  sub.lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ......................................      7,530,000       7,315,470
Plymouth County COP, Series A, Pre-Refunded, 7.00%, 4/01/12 .........................................     10,000,000      11,219,500
                                                                                                                         -----------
                                                                                                                         227,288,888
                                                                                                                         -----------

MICHIGAN 1.8%
Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 ..........................      2,000,000       2,344,560
Belding Area Schools GO, FGIC Insured,
  6.10%, 5/01/26 ....................................................................................        810,000         893,932
  Pre-Refunded, 6.10%, 5/01/26 ......................................................................      2,995,000       3,372,520
Detroit GO,
  Refunding, Series B, 6.375%, 4/01/06 ..............................................................      7,265,000       8,027,970
  Refunding, Series B, 6.25%, 4/01/09 ...............................................................        625,000         686,625
  Self-Insurance, Series A, 5.70%, 5/01/02 ..........................................................      2,250,000       2,349,000
  Series A, Pre-Refunded, 6.70%, 4/01/10 ............................................................      4,550,000       5,218,532
Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 .............................     29,200,000      30,302,300
Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ................................      4,235,000       4,244,232
Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A, 6.25%, 5/15/27 ..      2,000,000       2,100,240

26

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MICHIGAN (CONT.)
Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist
Hospital, Refunding,
MBIA Insured, 5.50%, 5/15/28 .....................................................................     $  4,180,000     $  4,298,294
Michigan State Building Authority Revenue, Series II, 6.25%, 10/01/20 ............................       15,650,000       16,533,443
Michigan State HDA,
  Limited Obligation Revenue, Fraser Woods Project, FSA Insured, 6.625%, 9/15/19 .................        2,500,000        2,677,900
  Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 ....................................        4,730,000        5,094,920
  SFMR, Series A, 6.45%, 12/01/14 ................................................................        2,000,000        2,122,000
  SFMR, Series A, 6.875%, 6/01/23 ................................................................        1,705,000        1,797,223
Michigan State Hospital Finance Authority Revenue,
  Genesys Regional Medical Center, Refunding, Series A, 5.50%, 10/01/18 ..........................        4,500,000        4,343,715
  Genesys Regional Medical Center, Refunding, Series A, 5.50%, 10/01/27 ..........................        5,000,000        4,758,700
  Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25 ........................................        4,000,000        3,949,160
  Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ....................        2,000,000        1,956,060
  Presbyterian Villages Obligation Group, 5.40%, 1/01/00 .........................................          310,000          311,903
  Presbyterian Villages Obligation Group,  5.70%, 1/01/01 ........................................          310,000          315,059
  Presbyterian Villages Obligation Group, 5.80%, 1/01/02 .........................................          355,000          364,084
  Presbyterian Villages Obligation Group, 5.90%, 1/01/03 .........................................          325,000          336,174
  Presbyterian Villages Obligation Group, 6.00%,1/01/04 ..........................................          390,000          406,649
  Presbyterian Villages Obligation Group, 6.375%, 1/01/15 ........................................          275,000          295,160
  Presbyterian Villages Obligation Group, 6.40%, 1/01/15 .........................................        1,000,000        1,066,910
  Presbyterian Villages Obligation Group, 6.50%, 1/01/25 .........................................        3,500,000        3,733,205
  St. John's Hospital and Medical Center, AMBAC Insured, 5.25%, 5/15/26 ..........................       22,860,000       22,924,694
                                                                                                                        ------------
                                                                                                                         136,825,164
                                                                                                                        ------------

MINNESOTA 2.1%
Cloquet PCR, Potlach Corp. Projects, Refunding, 5.90%, 10/01/26 ..................................        9,100,000        9,568,650
Dakota County Housing RDA, Limited Annual Appropriation Tax and Revenue, Development
Housing Facilities Project,
  7.25%, 1/01/00 .................................................................................          645,000          651,360
  7.25%, 1/01/01 .................................................................................          695,000          709,296
  7.50%, 1/01/06 .................................................................................        3,930,000        4,044,009
  8.00%, 1/01/07 .................................................................................        1,770,000        1,808,781
International Falls PCR, Boise Cascade Corp.Project, Refunding, 5.65%, 12/01/22 ..................        3,500,000        3,393,495
Minneapolis and St. Paul Metropolitan Airport Commission Airport Revenue, Series A,
AMBAC Insured,
5.00%, 1/01/30 ...................................................................................       10,000,000        9,845,100
Minneapolis CDA and St. Paul Housing RDA, Homeownership Mortgage Revenue, Joint
Housing Program,
FGIC Insured, 9.875%, 12/01/15 ...................................................................            5,000            5,004
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
Fairview Hospital,
Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...............................................       25,810,000       27,553,466
Minnesota State HFA, SFM, Series D-1,
  6.45%, 7/01/11 .................................................................................        3,350,000        3,546,478
  6.50%, 1/01/17 .................................................................................        1,310,000        1,383,150
Minnesota State Higher Educational Facilities Authority Revenue, University St. Thomas,
Series 4-P,
  5.375%, 4/01/18 ................................................................................          525,000          528,848
  5.40%, 4/01/23 .................................................................................          580,000          583,637
Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/33 ......       11,075,000       11,661,754
Red Wing Housing RDA, Jordan Tower II Project, Pre-Refunded, 7.00%, 1/01/19 ......................        1,500,000        1,648,815
Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .............       29,000,000       30,142,310

                                                                              27

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MINNESOTA (CONT.)
Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA Insured, 5.95%, 10/20/33 .........     $  8,665,000     $  9,124,072
St. Louis Park EDA, Tax Increment Revenue, FGIC Insured, Pre-Refunded, 8.40%, 9/01/09 ............        6,000,000        6,741,780
St. Paul Port Authority IDR,
  Bandana Square, Series C, 7.70%, 12/01/00 ......................................................          230,000          229,545
  Bandana Square, Series C, 7.70%, 12/01/01 ......................................................          255,000          253,751
  Bandana Square, Series C, 7.70%, 12/01/02 ......................................................          270,000          269,479
  Bandana Square, Series C, 7.70%, 12/01/07 ......................................................        1,690,000        1,518,668
  Bandana Square, Series C, 7.80%, 12/01/12 ......................................................        3,465,000        2,971,238
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/99 ..........................................          480,000          480,566
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/00 ..........................................          515,000          515,824
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 ..........................................          550,000          551,491
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 ..........................................          595,000          597,231
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 ..........................................          640,000          643,014
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 ..........................................          685,000          688,843
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 ..........................................          740,000          747,770
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 ..........................................          795,000          803,348
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 ..........................................          855,000          863,978
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 ..........................................          915,000          924,608
  Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ..........................................          670,000          677,008
  Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/01 ................          140,000          139,219
  Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/02 ................          155,000          154,529
  Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/10 ................        1,705,000        1,501,218
  Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/01 ..........          105,000          104,463
  Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/02 ..........          115,000          114,744
  Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/12 ..........        1,790,000        1,561,596
Washington County Housing and RDAR,
  Orleans Apartments Project, Series A, 8.25%, 7/01/21 ...........................................        3,000,000        3,063,630
  Pooled Housing and Redevelopment, Refunding, 7.20%, 1/01/22 ....................................        5,885,000        6,281,884
  Raymie Johnson Apartments Project, Pre-Refunded, 7.70%, 12/01/19 ...............................        5,210,000        5,821,029
                                                                                                                        ------------
                                                                                                                         154,418,679
                                                                                                                        ------------

MISSISSIPPI 1.2%
Claiborne County PCR, Systems Energy Resources Inc., Refunding,
  7.30%, 5/01/25 .................................................................................        5,700,000        5,949,831
  6.20%, 2/01/26 .................................................................................       36,500,000       37,510,320
Mississippi Business Finance Corp. PCR, Systems Energy Resources Inc.Project, 5.875%, 4/01/22 ....       40,000,000       39,972,400
Mississippi Home Corp. SFR, Refunding, Senior Series A, FGIC Insured, 9.25%, 3/01/12 .............        1,040,000        1,096,285
Mississippi State Educational Facilities Authority Revenue, Private Nonprofit Institutions
of Higher Learning,
  Tougaloo College Project, Series A, Pre-Refunded, 6.50%, 6/01/18 ...............................        2,335,000        2,409,113
                                                                                                                        ------------
                                                                                                                          86,937,949
                                                                                                                        ------------

MISSOURI .4%
Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, 6.10%, 9/20/26 ...............        3,000,000        3,141,450
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Health Midwest, Series B,
  MBIA Insured, 6.25%, 2/15/12 ...................................................................        5,000,000        5,348,000
Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
Refunding, Series A,
  MBIA Insured, 5.00%, 6/01/22 ...................................................................       10,000,000        9,811,700

28

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MISSOURI (CONT.)
St.Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ..............................      $ 6,000,000      $ 6,690,780
Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association, 5.40%,
5/15/28 ..........................................................................................        4,000,000        3,919,520
West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A, Pre-Refunded,
8.625%, 9/15/20 ..................................................................................        3,510,000        3,769,214
                                                                                                                         -----------
                                                                                                                          32,680,664
                                                                                                                         -----------

MONTANA .8%
Forsyth County PCR,
  Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 .........................       10,000,000       10,828,800
  The Montana Power Co. Colstrip Project, Refunding, Series A, 6.125%, 5/01/23 ...................        3,250,000        3,431,675
  The Montana Power Co., Refunding, Series B, AMBAC Insured, 5.90%, 12/01/23 .....................        4,225,000        4,550,325
  The Montana Power Co., Refunding, Series B, MBIA Insured, 5.90%, 12/01/23 ......................       20,385,000       21,954,645
Montana State Board of Housing SFM, Refunding,
  Series A, 6.50%, 12/01/22 ......................................................................        2,835,000        2,966,572
  Series B-1, 6.25%, 12/01/21 ....................................................................        6,720,000        7,069,843
Montana State Health Facilities Authority Revenue,
  Montana Developmental Center Project, 6.40%, 6/01/19 ...........................................        2,000,000        2,149,520
  Sisters of Charity Leavenworth, MBIA Insured, 5.125%, 12/01/18 .................................        5,000,000        4,966,200
                                                                                                                         -----------
                                                                                                                          57,917,580
                                                                                                                         -----------


NEBRASKA .2%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project,
Series B, MBIA Insured,
5.375%, 6/01/22 ..................................................................................        6,500,000        6,627,465
Nebraska Investment Finance Authority Revenue, ETM, 7.00%, 11/01/09 ..............................        5,580,000        5,658,845
                                                                                                                         -----------
                                                                                                                          12,286,310
                                                                                                                         -----------

NEVADA 3.4%
Churchill County Health Care Facilities Revenue, Western Health Network, Series A,
MBIA Insured,
6.25%, 1/01/14 ...................................................................................        2,000,000        2,192,080
  Clark County HFC, MFHR, 7.75%, 7/01/23 .........................................................        5,055,000        5,214,637
  Clark County IDR,
  Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 .................................       15,000,000       15,276,450
  Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 .................................       12,500,000       13,635,875
  Nevada Power Co. Project, Series A, 5.90%, 11/01/32 ............................................        2,600,000        2,648,672
  Southwest Gas Corp., Series A, 7.30%, 9/01/27 ..................................................       18,080,000       19,771,746
  Southwest Gas Corp., Series A,6.50%,12/01/33 ...................................................       10,000,000       10,735,700
  Southwest Gas Corp., Series B, 7.50%, 9/01/32 ..................................................       62,470,000       68,492,108
Henderson Health Care Facilities Revenue, Catholic Healthcare West, Series A, 5.25%,
7/01/18 ..........................................................................................       23,685,000       23,317,883
Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured, 6.30%,
7/01/22 ..........................................................................................        4,500,000        4,819,185
Nevada Housing Division,
  MFHR, Series B, FNMA Insured, 6.55%, 10/01/25 ..................................................        5,405,000        5,838,805
  SF Program, FI/GML, Series A, 8.30%, 10/01/19 ..................................................        2,130,000        2,269,323
  SF Program, FI/GML, Series A-2, 8.375%, 10/01/19 ...............................................        1,650,000        1,777,743
  SF Program, Refunding, Series A-1, 6.25%, 10/01/26 .............................................        3,845,000        4,035,597
  SF Program, Refunding, Series C-2, 6.75%, 10/01/26 .............................................        7,875,000        8,353,958
Nevada State GO,
  Colorado River Commission Revenue, Series 1994, Pre-Refunded, 6.50%, 7/01/24 ...................       15,915,000       17,975,993
  Municipal Bond Bank Project No.40-41, Series A, ETM, 6.375%, 12/01/17 ..........................       10,275,000       11,208,073

                                                                              29

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEVADA (CONT.)
Reno RDA, Tax Allocation,
  Downtown Redevelopment Project, Series C, Pre-Refunded, 7.75%, 9/01/05 .........................     $  2,695,000     $  2,894,834
  Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16 ........................        4,035,000        4,422,965
  Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16 ........................        4,255,000        4,669,139
  Refunding, Series A, 6.20%, 6/01/18 ............................................................        3,000,000        3,099,360
Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%, 12/01/14 ........        5,000,000        5,408,600
Washoe County Hospital Facility Revenue, Washoe Medical Center Inc.Project, Series A,
AMBAC Insured,
6.25%, 6/01/13 ...................................................................................        9,295,000       10,289,565
                                                                                                                        ------------
                                                                                                                         248,348,291
                                                                                                                        ------------

NEW HAMPSHIRE 1.5%
Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
6/20/33 ..........................................................................................        6,130,000        6,507,302
New Hampshire Higher Education and Health Facilities Authority Revenue,
  Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 .......................................        9,250,000        9,607,513
  New Hampshire Catholic Charities, 5.80%, 8/01/22 ...............................................        1,000,000        1,012,220
  Rivier College, 5.60%, 1/01/28 .................................................................        4,590,000        4,544,375
  St. Joseph Hospital, 7.50%, 1/01/16 ............................................................        2,300,000        2,420,014
  The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 .............................................        4,275,000        4,654,364
New Hampshire State HFA,
  MFHR, Series 1, 7.10%, 1/01/14 .................................................................        4,920,000        5,194,880
  SFMR, Series E, 6.75%, 7/01/19 .................................................................        5,230,000        5,581,038
  SFMR, Series E, 6.80%, 7/01/25 .................................................................        3,965,000        4,230,655
New Hampshire State IDAR, Pollution Control, Public Service Co. of New Hampshire Project,
  Series A, 7.65%, 5/01/21 .......................................................................        6,870,000        7,242,698
  Series B, 7.50%, 5/01/21 .......................................................................       50,690,000       53,396,846
  Series C, 7.65%, 5/01/21 .......................................................................        7,450,000        7,854,163
                                                                                                                        ------------
                                                                                                                         112,246,068
                                                                                                                        ------------

NEW JERSEY .6%
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
  Series 1, 6.00%, 1/01/19 .......................................................................        2,100,000        2,122,869
  Series 1, 6.00%, 1/01/29 .......................................................................        5,000,000        5,034,750
  Series 2, 6.125%, 1/01/19 ......................................................................        2,000,000        2,033,460
  Series 2, 6.125%, 1/01/29 ......................................................................        5,000,000        5,063,900
Mercer County Improvement Authority Revenue, Solid Waste, Refunding, 5.75%, 9/15/16 ..............        2,500,000        2,675,075
New Jersey Health Care Facilities Financing Authority Revenue,
  Cathedral Health Service, Pre-Refunded, 7.25%, 2/15/21 .........................................        3,975,000        4,297,015
  Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 .............................        7,865,000        7,967,481
  Hackensack University Medical Center, Refunding, Series B, MBIA Insured, 5.20%, 1/01/28 ........        7,000,000        7,063,000
  St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 .........................        9,915,000        9,747,139
                                                                                                                        ------------
                                                                                                                          46,004,689
                                                                                                                        ------------

NEW MEXICO .8%
Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
6.375%, 12/15/22 .................................................................................       10,435,000       11,304,862
Lordsburg PCR, Phelps Dodge Corp.Project, Refunding, 6.50%, 4/01/13 ..............................       17,000,000       18,394,680
New Mexico Mortgage Finance Authority SFM Program, Refunding, Series A, 6.85%, 7/01/10 ...........        8,870,000        9,355,899
University of New Mexico Revenue, Series 1989, Pre-Refunded, 7.90%, 6/01/19 ......................       17,000,000       17,394,740
                                                                                                                        ------------
                                                                                                                          56,450,181
                                                                                                                        ------------

30

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK 17.3%
Long Island Power Authority Electric Systems Revenue,
  FSA Insured, 5.00%, 12/01/15 ...............................................................        $10,000,000        $10,058,800
  Series A, 5.50%, 12/01/29 ..................................................................         20,165,000         20,651,581
  Series A, FSA Insured, 5.25%, 12/01/26 .....................................................          8,095,000          8,121,633
Metropolitan Transportation Authority Commuter Facilities Revenue,
  Series A, 5.25%, 7/01/28 ...................................................................          5,000,000          4,977,450
  Series A, FGIC Insured, 6.00%, 7/01/16 .....................................................          8,950,000          9,928,056
  Series A, FGIC Insured, Pre-Refunded, 6.00%, 7/01/21 .......................................          9,225,000         10,433,752
  Series A, FGIC Insured, Pre-Refunded, 6.10%, 7/01/26 .......................................         11,050,000         12,565,729
  Series C-1, FGIC Insured, 5.375%, 7/01/27 ..................................................         10,000,000         10,207,200
Metropolitan Transportation Authority Dedicated Tax Fund, Series A, MBIA Insured,
5.25%, 4/01/26 ...............................................................................         11,125,000         11,244,371
Metropolitan Transportation Authority Transit Facilities Revenue,
  Refunding, Series M, 6.00%, 7/01/14 ........................................................         18,210,000         19,353,588
  Series A, FSA Insured, 6.00%, 7/01/16 ......................................................          3,630,000          3,998,409
  Series A, FSA Insured, 5.625%, 7/01/27 .....................................................         10,800,000         11,200,896
  Series A, FSA Insured, Pre-Refunded, 6.10%, 7/01/21 ........................................          6,260,000          7,118,684
  Service Contract, Refunding, Series 8, 5.375%, 7/01/21 .....................................         15,000,000         15,192,150
New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project,
6.625%, 7/01/12 ..............................................................................          1,245,000          1,375,015
New York City GO,
8.00%, 8/01/99 ...............................................................................             65,000             65,722
  ETM, Series B, 8.00%, 6/01/01 ..............................................................          3,000,000          3,265,590
  ETM, Series D, 8.00%, 8/01/99 ..............................................................          1,935,000          1,956,575
  ETM, Series D, 7.30%, 2/01/01 ..............................................................          4,620,000          4,910,921
  Group B, Series D, 8.25%, 8/01/11 ..........................................................             15,000             16,526
  Group B, Series D, 8.25%, 8/01/12 ..........................................................             30,000             33,066
  Refunding, Series B, 6.20%, 8/15/06 ........................................................          1,500,000          1,674,600
  Refunding, Series E, 6.00%, 8/01/26 ........................................................          2,765,000          2,987,997
  Refunding, Series F, 6.00%, 8/01/13 ........................................................         14,000,000         15,327,060
  Refunding, Series F, 5.25%, 8/01/15 ........................................................         20,580,000         20,950,440
  Refunding, Series H, 6.25%, 8/01/15 ........................................................         13,035,000         14,556,054
  Refunding, Series H, 6.125%, 8/01/25 .......................................................         65,785,000         71,910,241
  Refunding, Series J, 6.00%, 8/01/21 ........................................................         28,260,000         30,734,163
  Series A, 6.125%, 8/01/06 ..................................................................         14,500,000         15,966,965
  Series A, 6.20%, 8/01/07 ...................................................................         20,515,000         22,713,387
  Series A, 6.25%, 8/01/08 ...................................................................          4,390,000          4,842,258
  Series A, 7.75%, 8/15/13 ...................................................................            105,000            114,752
  Series A, 7.75%, 8/15/14 ...................................................................            120,000            131,172
  Series A, 6.25%, 8/01/16 ...................................................................          3,280,000          3,515,110
  Series A, 7.75%, 8/15/17 ...................................................................             15,000             16,393
  Series A, Pre-Refunded, 6.20%, 8/01/07 .....................................................          1,295,000          1,450,024
  Series A, Pre-Refunded, 8.00%, 3/15/12 .....................................................          1,000,000          1,055,160
  Series A, Pre-Refunded, 8.00%, 3/15/13 .....................................................          1,850,000          1,952,046
  Series A, Pre-Refunded, 7.75%, 8/15/13 .....................................................          4,705,000          5,197,378
  Series A, Pre-Refunded, 8.00%, 3/15/14 .....................................................         13,400,000         14,139,144
  Series A, Pre-Refunded, 7.75%, 8/15/14 .....................................................            125,000            138,081
  Series A, Pre-Refunded, 8.00%, 3/15/15 .....................................................          1,115,000          1,176,503
  Series A, Pre-Refunded, 8.00%, 3/15/16 .....................................................          3,000,000          3,165,480

                                                                              31

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                PRINCIPAL
                                                                                                 AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
New York City GO, (CONT.)
  Series A, Pre-Refunded, 6.25%, 8/01/16 .........................................               $1,720,000               $1,876,073
  Series A, Pre-Refunded, 8.00%, 3/15/17 .........................................               11,660,000               12,303,166
  Series A, Pre-Refunded, 7.75%, 8/15/17 .........................................                3,270,000                3,612,206
  Series A, Pre-Refunded, 8.00%, 8/15/20 .........................................                    5,000                    5,550
  Series B, 8.25%, 6/01/02 .......................................................                   40,000                   44,170
  Series B, 7.50%, 2/01/04 .......................................................               10,000,000               11,052,400
  Series B, 8.25%, 6/01/05 .......................................................                1,000,000                1,208,490
  Series B, 6.30%, 8/15/08 .......................................................               22,360,000               24,914,854
  Series B, 6.125%, 8/01/09 ......................................................               11,510,000               12,560,863
  Series B, 6.375%, 8/15/10 ......................................................               17,170,000               19,101,797
  Series B, 7.50%, 10/01/11 ......................................................                   75,000                   77,227
  Series B, 7.50%, 10/01/12 ......................................................                  125,000                  128,696
  Series B, 6.75%, 10/01/15 ......................................................                    5,000                    5,469
  Series B, 6.75%, 10/01/17 ......................................................                   10,000                   10,978
  Series B, 7.00%, 2/01/19 .......................................................               13,855,000               15,010,507
  Series B, 6.00%, 8/15/26 .......................................................                1,670,000                1,805,187
  Series B, Pre-Refunded, 8.25%, 6/01/02 .........................................                4,460,000                4,939,138
  Series B, Pre-Refunded, 6.30%, 8/15/08 .........................................                4,515,000                5,105,246
  Series B, Pre-Refunded, 6.375%, 8/15/10 ........................................                4,570,000                5,186,265
  Series B, Pre-Refunded, 7.50%, 10/01/11 ........................................                6,925,000                7,146,739
  Series B, Pre-Refunded, 7.50%, 10/01/12 ........................................               10,860,000               11,207,737
  Series B, Pre-Refunded, 6.75%, 10/01/15 ........................................                   45,000                   49,963
  Series B, Pre-Refunded, 6.75%, 10/01/17 ........................................                1,290,000                1,434,467
  Series B, Pre-Refunded, 7.00%, 2/01/19 .........................................                1,145,000                1,258,321
  Series B, Pre-Refunded, 6.00%, 8/15/26 .........................................                  330,000                  371,435
  Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .........................                3,000,000                3,470,190
  Series B-1, Pre-Refunded, 7.30%, 8/15/11 .......................................                8,000,000                9,346,560
  Series C, Pre-Refunded, 7.25%, 8/15/24 .........................................                3,540,000                3,823,094
  Series C, Sub Series C-1, 7.00%, 8/01/17 .......................................                   25,000                   27,449
  Series C, Sub Series C-1, 7.00%, 8/01/18 .......................................                  680,000                  745,518
  Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 .........................                1,905,000                2,124,170
  Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/18 .........................                1,025,000                1,142,926
  Series D, 7.30%, 2/01/01 .......................................................                  380,000                  402,473
  Series D, 7.50%, 2/01/16 .......................................................                   40,000                   43,924
  Series D, 8.00%, 8/01/16 .......................................................                    5,000                    5,482
  Series D, 6.00%, 2/15/25 .......................................................               20,630,000               22,032,015
  Series D, Pre-Refunded, 8.25%, 8/01/11 .........................................                  145,000                  161,507
  Series D, Pre-Refunded, 8.25%, 8/01/12 .........................................               11,095,000               12,358,055
  Series D, Pre-Refunded, 8.25%, 8/01/13 .........................................                7,750,000                8,632,260
  Series D, Pre-Refunded, 8.25%, 8/01/14 .........................................                4,340,000                4,829,118
  Series D, Pre-Refunded, 7.625%, 2/01/15 ........................................                9,000,000               10,048,410
  Series D, Pre-Refunded, 7.50%, 2/01/16 .........................................                4,960,000                5,521,819
  Series D, Pre-Refunded, 8.00%, 8/01/16 .........................................                   45,000                   49,883
  Series D, Pre-Refunded, 7.50%, 2/01/17 .........................................               12,000,000               13,359,240
  Series D, Pre-Refunded, 8.00%, 8/01/17 .........................................                  100,000                  110,851
  Series D, Pre-Refunded, 8.00%, 8/01/18 .........................................                   50,000                   55,426

32

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                          AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York City GO, (CONT.)
  Series D, Pre-Refunded, 8.00%, 8/01/19 .....................................................            $30,000            $33,255
  Series D, Pre-Refunded, 8.00%, 8/15/21 .....................................................             15,000             16,651
  Series D, Pre-Refunded, 6.00%, 2/15/25 .....................................................         10,670,000         11,810,410
  Series E, 5.75%, 2/15/09 ...................................................................          5,295,000          5,680,158
  Series E, 6.50%, 12/01/12 ..................................................................             20,000             20,188
  Series E, Pre-Refunded, 5.75%, 2/15/09 .....................................................          3,205,000          3,506,655
  Series E, Pre-Refunded, 6.50%, 12/01/12 ....................................................            115,000            116,124
  Series E, Pre-Refunded, 6.00%, 8/01/26 .....................................................            235,000            264,389
  Series F, 8.20%, 11/15/04 ..................................................................            195,000            217,998
  Series F, 6.60%, 2/15/10 ...................................................................            350,000            392,742
  Series F, Pre-Refunded, 8.20%, 11/15/04 ....................................................          5,140,000          5,782,089
  Series F, Pre-Refunded, 6.50%, 2/15/07 .....................................................          8,050,000          9,115,740
  Series F, Pre-Refunded, 6.50%, 2/15/08 .....................................................          7,540,000          8,538,221
  Series F, Pre-Refunded, 6.60%, 2/15/10 .....................................................         15,650,000         17,801,875
  Series F, Pre-Refunded, 8.25%, 11/15/15 ....................................................          2,000,000          2,252,240
  Series F, Pre-Refunded, 8.25%, 11/15/17 ....................................................          2,500,000          2,815,300
  Series G, 6.00%, 10/15/26 ..................................................................         15,160,000         16,467,853
  Series G, Pre-Refunded, 6.00%, 10/15/26 ....................................................            175,000            197,628
  Series H, 7.10%, 2/01/12 ...................................................................            330,000            359,175
  Series H, 7.20%, 2/01/14 ...................................................................            275,000            300,091
  Series H, 7.00%, 2/01/16 ...................................................................            340,000            369,002
  Series H, Pre-Refunded, 7.10%, 2/01/12 .....................................................          2,670,000          2,941,139
  Series H, Pre-Refunded, 7.20%, 2/01/14 .....................................................          9,725,000         10,737,664
  Series H, Pre-Refunded, 7.00%, 2/01/16 .....................................................          3,660,000          4,022,230
  Series H-1, 6.125%, 8/01/11 ................................................................          4,900,000          5,340,167
  Series H-1, Pre-Refunded, 6.125%, 8/01/09 ..................................................            240,000            267,886
  Series H-1, Pre-Refunded, 6.125%, 8/01/11 ..................................................            100,000            111,619
  Series I, 6.25%, 4/15/13 ...................................................................         18,245,000         20,330,221
  Series I, 6.25%, 4/15/27 ...................................................................          3,550,000          3,898,575
  Series I, Pre-Refunded, 6.25%, 4/15/13 .....................................................         18,365,000         20,937,202
  Series I, Pre-Refunded, 6.25%, 4/15/27 .....................................................          3,450,000          3,933,207
New York City Health and Hospital Corp. Revenue,
  Health System, Series A, AMBAC Insured, 5.00%, 2/15/20 .....................................         20,000,000         19,618,400
  Refunding, Series A, Pre-Refunded, 6.30%, 2/15/20 ..........................................         18,235,000         20,181,222
  Series A, Pre-Refunded, 6.00%, 2/15/07 .....................................................          5,010,000          5,492,213
New York City IDA, IDR, Brooklyn Navy Yard Cogeneration Partners,
  5.65%, 10/01/28 ............................................................................          5,000,000          5,092,350
  5.75%, 10/01/36 ............................................................................          5,750,000          5,904,618
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
  Series A, 7.10%, 6/15/12 ...................................................................          2,455,000          2,622,824
  Series A, 7.00%, 6/15/15 ...................................................................          4,980,000          5,309,427
  Series B, 5.875%, 6/15/26 ..................................................................          6,500,000          6,910,670
  Series B, 5.75%, 6/15/29 ...................................................................         15,000,000         15,904,500
  Series B, MBIA Insured, 5.75%, 6/15/26 .....................................................          3,000,000          3,208,050
New York State Dormitory Authority Lease Revenue, State University Dormitory
Facilities, 5.50%, 7/01/27 ...................................................................          8,915,000          9,199,567

                                                                              33

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York State Dormitory Authority Revenue,
  City University General Resources, Series 2, MBIA Insured, Pre-Refunded, 6.25%, 7/01/19 ........       $4,000,000       $4,442,800
  City University System Consolidated, Series 1, 5.375%, 7/01/24 .................................       23,000,000       23,249,320
  City University System Consolidated, Third, Series 1, 5.25%, 7/01/25 ...........................       10,000,000        9,999,300
  City University System, Third General, 6.00%, 7/01/20 ..........................................       16,860,000       18,301,193
  City University System, Third General, Series 2, 6.00%, 7/01/26 ................................        5,500,000        5,956,225
  City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 ..................       14,150,000       15,956,955
  Interfaith Medical Center, Series D, 5.40%, 2/15/28 ............................................        8,000,000        8,044,800
  Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ....................................       18,000,000       19,648,080
  Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ....................................        5,000,000        5,318,650
  Our Lady Nursing Home, FHA Insured, 5.90%, 8/01/20 .............................................        6,750,000        7,099,650
  Saint Barnabas Hospital, AMBAC Insured, 5.35%, 8/01/17 .........................................        5,500,000        5,636,510
  Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 ...........................        5,000,000        5,032,250
  State University Educational Facilities, 5.125%, 5/15/21 .......................................        5,000,000        4,931,700
  State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ..........................        5,000,000        5,630,450
  State University Educational Facilities, Series B, 7.375%, 5/15/14 .............................        4,240,000        4,463,151
  State University Educational Facilities, Series B, 7.00%, 5/15/16 ..............................        2,000,000        2,097,360
New York State Dormitory Authority Revenues, Upstate Community Colleges,
Series A,  5.00%, 7/01/28 ........................................................................       10,000,000        9,585,000
New York State Energy Research and Development Authority Electric Facilities Revenue,
  Consolidated Edison Project, Refunding, Series A, 6.10%, 8/15/20 ...............................        8,500,000        9,117,270
  Long Island Light, Series A, Pre-Refunded, 7.15%, 2/01/22 ......................................        1,500,000        1,668,510
  Series A, 7.15%, 6/01/20 .......................................................................       12,885,000       14,216,407
  Series A, Pre-Refunded, 7.15%, 6/01/20 .........................................................        4,615,000        5,140,695
New York State Energy Research and Development Authority PCR, Niagara Mohawk Power
Project, Refunding,
  Series A, AMBAC Insured, 5.15%, 11/01/25 .......................................................        5,000,000        4,999,950
New York State HFA, Service Contract Obligation Revenue,
  Refunding, Series C, 5.875%, 9/15/14 ...........................................................        4,675,000        4,934,276
  Refunding, Series C, 5.50%, 9/15/22 ............................................................       17,505,000       17,964,681
  Series A, 6.375%, 9/15/14 ......................................................................           25,000           27,352
  Series A,6.375%, 9/15/16 .......................................................................        3,785,000        4,137,346
  Series A, Pre-Refunded, 6.375%, 9/15/14 ........................................................        3,130,000        3,558,747
  Series A, Pre-Refunded, 6.50%, 3/15/25 .........................................................       10,000,000       11,540,600
  Series C, 6.125%, 3/15/20 ......................................................................       25,500,000       27,321,975
New York State HFAR,
  Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ..........................       14,070,000       15,178,153
  Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ....................        5,475,000        5,861,754
  Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 ...................        4,230,000        4,508,080
New York State Medical Care Facilities Finance Agency Revenue,
  Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.50%, 2/15/34 .............        6,870,000        7,447,698
  Hospital and Nursing Home, Refunding, FSA Mortgage Insured, 6.40%, 8/15/14 .....................       10,505,000       11,468,834
  Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 .......................        7,600,000        8,687,636
  The Hospital for Special Surgery Revenue, Series A, Pre-Refunded, 6.375%, 8/15/24 ..............       12,500,000       14,159,500
  New York State Tollway Authority General Revenue, Series D, 5.375%, 1/01/27 ....................        5,000,000        5,080,600
New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
  5.75%, 4/01/16 .................................................................................       13,200,000       13,923,228
  Pre-Refunded, 6.25%, 4/01/14 ...................................................................       11,600,000       13,071,808

34

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York State Urban Development Corp. Revenue,
  Correctional Capital Facilities, Series 5, 6.10%, 1/01/12 ...................................       $7,685,000          $8,387,716
  Youth Facilities, 6.00%, 4/01/17 ............................................................       11,720,000          12,780,426
Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
Series A,
7.90%, 12/15/07 ...............................................................................        4,190,000           4,319,513
                                                                                                                       -------------
                                                                                                                       1,282,015,120
                                                                                                                       -------------

NORTH CAROLINA 3.0%
Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
  5.90%, 1/15/16 ..............................................................................        7,010,000           7,460,042
  Pre-Refunded, 5.90%, 1/15/16 ................................................................        2,890,000           3,221,281
  Series A, 5.875%, 1/15/26 ...................................................................        5,000,000           5,297,800
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
MBIA Insured,
5.00%, 10/01/28 ...............................................................................       11,000,000          10,621,710
North Carolina Eastern Municipal Power Agency Power System Revenue,
  Refunding, Series A, 6.50%, 1/01/17 .........................................................       25,700,000          27,188,544
  Refunding, Series A, 6.50%, 1/01/24 .........................................................        3,250,000           3,259,165
  Refunding, Series B, 6.25%, 1/01/12 .........................................................        6,875,000           7,162,719
  Refunding, Series B, 6.00%, 1/01/14 .........................................................       16,000,000          16,666,560
  Refunding, Series B, 6.00%, 1/01/22 .........................................................        1,250,000           1,338,725
  Refunding, Series B, 6.25%, 1/01/23 .........................................................       39,030,000          43,039,162
  Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ...........................................        4,000,000           4,343,640
  Refunding, Series B, MBIA Insured, 5.80%, 1/01/16 ...........................................       11,175,000          12,128,675
  Refunding, Series B, MBIA Insured, 5.75%, 12/01/16 ..........................................       14,420,000          14,859,233
  Series B, 6.00%, 1/01/05 ....................................................................        1,355,000           1,444,322
  Series B, MBIA Insured, 5.875%, 1/01/21 .....................................................       13,325,000          14,388,468
  Series D, 5.875%, 1/01/13 ...................................................................        7,440,000           7,708,510
North Carolina Medical Care Commission Hospital Revenue, Mission St. Joseph Health
System Project,
MBIA Insured,
  5.10%, 10/01/18 .............................................................................        4,520,000           4,503,231
  5.125%, 10/01/28 ............................................................................        9,000,000           8,858,430
North Carolina Municipal Power Agency No.1 Catawba Electric Revenue, Refunding,
  5.75%, 1/01/15 ..............................................................................       12,435,000          12,572,531
  6.25%, 1/01/17 ..............................................................................        9,720,000          10,269,472
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co.,
6.90%, 4/01/09 ................................................................................        5,000,000           5,227,150
                                                                                                                         -----------
                                                                                                                         221,559,370
                                                                                                                         -----------

NORTH DAKOTA .4%
Dickinson Health Care Facilities Revenue, BHS Long-Term Care Inc., 7.625%, 2/15/20 ............        7,750,000           8,049,150
Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 ............................          249,000             249,682
Mercer County PCR, Basin Electric Power Corp.,
  Refunding, Second Series, AMBAC Insured, 6.05%, 1/01/19 .....................................        9,130,000          10,004,654
  Series E, 7.00%, 1/01/19 ....................................................................       11,395,000          11,754,170
Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ...................................          710,000             712,009
                                                                                                                         -----------
                                                                                                                          30,769,665
                                                                                                                         -----------

                                                                              35

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                          PRINCIPAL
                                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OHIO 1.7%
Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
Refunding,
  Series A, 5.625%, 2/01/18 ..........................................................................   $  6,000,000   $  6,137,820
  Series E, 6.05%, 10/01/09 ..........................................................................      4,000,000      4,320,440
  Series F, 6.05%, 10/01/09 ..........................................................................      2,750,000      2,970,303
Franklin County Convention Facilities Authority Tax and Lease Revenue, Anticipation Bonds,
MBIA Insured,
5.00%, 12/01/27 ......................................................................................      7,500,000      7,310,475
Hamilton County Hospital Facilities Revenue, Children's Hospital Medical Center, Series G,
MBIA Insured,
5.00%, 5/15/23 .......................................................................................     10,000,000      9,780,900
Montgomery County Health Systems Revenue,
  Franciscan at Saint Leonard, Refunding, 5.50%, 7/01/18 .............................................      3,625,000      3,595,058
  Franciscan Facility, Series B-2, 8.10%, 7/01/01 ....................................................      1,400,000      1,479,002
  Franciscan Medical Center-Dayton, Refunding, 5.50%, 7/01/18 ........................................      1,995,000      1,978,521
  Series B-2, 8.10%, 7/01/18 .........................................................................      3,705,000      4,374,012
  Series B-2, Pre-Refunded, 8.10%, 7/01/18 ...........................................................      8,295,000     10,410,889
Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
Refunding,
  5.50%, 12/01/10 ....................................................................................      1,300,000      1,266,330
  5.60%, 12/01/11 ....................................................................................      1,000,000        972,720
  5.65%, 12/01/12 ....................................................................................        925,000        898,517
Ohio HFA, RMR,
  Series A-1, GNMA Secured, 5.40%, 9/01/29 ...........................................................      5,870,000      5,941,497
  Series C, GNMA Secured, 5.75%, 9/01/28 .............................................................      7,665,000      7,923,540
Ohio State Air Quality Development Authority Revenue,
  Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ......................................     12,000,000     12,869,040
  PCR, Toledo Edison, Series B, Refunding, 8.00%, 5/15/19 ............................................      6,325,000      6,631,573
  (b) Refunding, Ohio Power Co., Series C, MBIAC Insured., 5.15%, 5/01/26 ............................      7,500,000      7,445,850
Ohio State EDR, Good Samaritan Medical Center, Series 1990-3, 7.875%, 12/01/10 .......................      1,480,000      1,555,672
Ohio State Solid Waste Disposal Revenue, USG Corp.Project, 5.65%, 3/01/33 ............................      5,330,000      5,305,589
Ohio State Water Development Authority PCR, Facilities Revenue, Toledo Edison,
Series A, 8.00%, 5/15/19 .............................................................................     10,000,000     10,484,700
Ohio State Water Development Authority Revenue, Dayton Power, Refunding, Series A, 6.40%, 8/15/27 ....      3,250,000      3,525,373
University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 ...............     10,500,000     10,503,045
                                                                                                                        ------------
                                                                                                                         127,680,866
                                                                                                                        ------------

OKLAHOMA .9%
Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, 7.875%, 1/01/21 ....................        610,000        625,744
Stillwater Medical Center Authority Revenue,
  Series A, 6.10%, 5/15/09 ...........................................................................      3,440,000      3,640,896
  Series B, 6.35%, 5/15/12 ...........................................................................      1,235,000      1,318,992
  Series B, 6.50%, 5/15/19 ...........................................................................      3,390,000      3,643,165
Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured, 6.95%, 12/01/22 ........        445,000        467,424
Tulsa County Municipal Airport Revenue, American Airlines Inc.,
  7.35%, 12/01/11 ....................................................................................      4,000,000      4,415,200
  6.25%, 6/01/20 .....................................................................................     18,530,000     19,523,949
  7.375%, 12/01/20 ...................................................................................     11,000,000     11,684,640
Tulsa County Parking Authority, Series B,
  6.90%, 12/01/07 ....................................................................................      3,000,000      3,293,520
  7.00%, 12/01/14 ....................................................................................      5,500,000      5,942,090
Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 ........................      2,740,000      2,910,784

36

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                          PRINCIPAL
                                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OKLAHOMA (CONT.)
Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project,
Series A, 6.25%, 2/15/14 ...........................................................................      $2,000,000      $2,157,780
Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
6.00%, 8/15/14 .....................................................................................       4,000,000       4,146,360
                                                                                                                         -----------
                                                                                                                          63,770,544
                                                                                                                         -----------

OREGON .2%
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA
Insured, 5.00%, 8/15/24 ............................................................................       3,655,000       3,562,565
Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
Pre-Refunded,  5.80%, 5/01/24 ......................................................................       5,000,000       5,563,250
Oregon State EDR, Georgia Pacific Corp.Project,
  Refunding, Series 183, 5.70%, 12/01/25 ...........................................................       3,500,000       3,516,380
  Series CLVII, 6.35%, 8/01/25 .....................................................................       5,500,000       5,800,850
                                                                                                                         -----------
                                                                                                                          18,443,045
                                                                                                                         -----------

PENNSYLVANIA 3.4%
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh
Health Center, Refunding,
Series A, MBIA Insured, 5.625%, 4/01/27 ............................................................       6,550,000       6,835,187
Allegheny County IDAR, Environmental Improvement,
  6.70%, 12/01/20 ..................................................................................       5,250,000       5,712,210
  USX Corp., Refunding, 5.50%, 12/01/29 ............................................................      10,000,000       9,900,200
Beaver County IDA, PCR, Ohio Edison Project, Series A, 7.75%, 9/01/24 ..............................      14,250,000      14,675,220
Berks County GO, AMBAC Insured, 5.00%, 11/15/25 ....................................................       5,000,000       4,877,950
Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding, Series B,
  6.30%, 7/01/08 ...................................................................................       9,600,000      10,489,344
  Pre-Refunded, 6.375%, 7/01/18 ....................................................................      10,740,000      11,758,689
Delaware County IDAR, Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 ...............       6,500,000       6,939,400
Delaware River Port Authority Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured,
5.50%, 1/01/26 .....................................................................................       5,000,000       5,212,800
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
5.60%, 7/01/17 .....................................................................................       5,000,000       5,423,600
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A,
MBIA Insured,
6.15%, 8/01/29 .....................................................................................       4,000,000       4,354,120
Montgomery County Higher Education and Health Authority Revenue, Jeanes Health
System Project,
Pre-Refunded, 8.75%, 7/01/20 .......................................................................       5,500,000       5,936,040
Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life Communities,
5.25%, 11/15/28 ....................................................................................       2,500,000       2,377,750
Pennsylvania EDA,
  Financing Authority Revenue, Macmillan, LP Project, 7.60%, 12/01/20 ..............................       5,000,000       6,017,750
  Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 .................      13,500,000      15,077,610
Pennsylvania HFA,
  Rental Housing, Refunding, FGIC Insured, 6.40%, 7/01/12 ..........................................      10,590,000      11,284,704
  SFM, Series 1991, 7.15%, 4/01/15 .................................................................       3,635,000       3,806,717
Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements
Program, Refunding,
6.60%, 11/01/09 ....................................................................................      33,280,000      36,852,275
Pennsylvania State Higher Educational Facilities Authority Revenue, Temple University,
First Series,
MBIA Insured, 5.00%, 4/01/29 .......................................................................       9,000,000       8,821,620
Pennsylvania State Pooled Finance Authority Lease Revenue, Capital Improvement, Series B,
MBIA Insured,
Pre-Refunded, 8.00%, 11/01/09 ......................................................................       4,445,000       4,455,268

                                                                              37

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                          PRINCIPAL
                                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
PENNSYLVANIA (CONT.)
Philadelphia Gas Works Revenue,
  First Series A, FSA Insured, 5.00%, 7/01/26 ......................................................    $  5,000,000    $  4,876,350
  Series 13, Pre-Refunded, 7.70%, 6/15/21 ..........................................................       2,850,000       3,141,270
  Series A, 6.375%, 7/01/26 ........................................................................       3,950,000       4,316,876
Philadelphia GO,
  MBIA Insured, 5.00%, 5/15/25 .....................................................................       5,000,000       4,872,050
  Refunding, Series A, 11.50%, 8/01/99 .............................................................       2,400,000       2,444,880
  Refunding, Series A, 11.50%, 8/01/00 .............................................................       1,000,000       1,087,980
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue, Mortgage,
North Philadelphia Health Systems, Series A, FHA Insured,
  5.30%, 1/01/18 ...................................................................................       3,330,000       3,325,838
  5.35%, 1/01/23 ...................................................................................       5,780,000       5,771,850
  5.375%, 1/01/28 ..................................................................................       3,765,000       3,761,988
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, Temple
University Hospital,
5.875%, 11/15/23 ...................................................................................       5,000,000       4,990,200
Philadelphia Municipal Authority Gas Works Lease Revenue, 7.50%, 5/01/01 ...........................       1,000,000       1,020,000
Philadelphia Parking Authority Airport Revenue, AMBAC Insured, 5.00%, 2/01/27 ......................       5,000,000       4,867,900
Philadelphia School District, Series B, AMBAC Insured, 5.375%, 4/01/19 .............................       7,000,000       7,137,270
Philadelphia Water and Sewer Revenue, ETM, Series 10, 7.35%, 9/01/04 ...............................      10,760,000      12,114,899
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital
Project, Series A,
MBIA Insured, 5.75%, 7/01/26 .......................................................................       5,000,000       5,298,800
                                                                                                                        ------------
                                                                                                                         249,836,605
                                                                                                                        ------------

RHODE ISLAND 1.3%
Providence GO, Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 ..........................       9,900,000      11,117,106
Rhode Island Clean Water Financing Agency Revenue, Safe Drinking Water Providence,
Series A, AMBAC Insured,
6.70%, 1/01/15 .....................................................................................       2,200,000       2,485,142
Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
  Series 2, 7.75%, 4/01/22 .........................................................................       1,365,000       1,411,628
  Series 10-A, 6.50%, 10/01/22 .....................................................................      20,200,000      21,263,732
  Series 10-A, 6.50%, 4/01/27 ......................................................................      13,085,000      13,757,307
  Series 13, 6.70%, 10/01/15 .......................................................................       7,400,000       7,898,760
  Series 13, 6.85%, 4/01/27 ........................................................................       2,180,000       2,327,259
  Series 15-A, 6.85%, 10/01/24 .....................................................................      15,000,000      15,916,050
  Series 17-A, 6.25%, 4/01/17 ......................................................................       2,320,000       2,431,708
  Series 17-A, 6.375%, 10/01/26 ....................................................................       2,720,000       2,860,080
Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC Insured,
Pre-Refunded, 6.75%, 6/01/25 .......................................................................       3,000,000       3,434,760
Rhode Island State Health and Educational Building Corp. Revenue,
  Health Facilities, Tockwotton Home, Pre-Refunded, 7.25%, 4/15/17 .................................       3,000,000       3,342,930
  Roger William Realty, FHA Insured, 7.50%, 8/01/29 ................................................         920,000         942,761
  St. Antoine Residence, 6.70%, 11/15/12 ...........................................................       2,320,000       2,424,400
  St. Antoine Residence, 6.75%, 11/15/18 ...........................................................       2,750,000       2,873,558
                                                                                                                        ------------
                                                                                                                          94,487,181
                                                                                                                        ------------

38

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                          PRINCIPAL
                                                                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
SOUTH CAROLINA .7%
Berkeley County School District COP, Berkeley School Facilities Group Inc., AMBAC
Insured, Pre-Refunded,
6.30%, 2/01/16 .......................................................................................    $ 1,800,000    $ 2,012,616
Piedmont Municipal Power Agency Electric Revenue, Refunding,
  6.60%, 1/01/21 .....................................................................................     10,645,000     10,673,103
  Series A, 5.75%, 1/01/24 ...........................................................................      3,150,000      3,150,630
  Series A, AMBAC Insured, 6.55%, 1/01/16 ............................................................      7,340,000      7,359,084
  Series A, AMBAC Insured, 5.75%, 1/01/24 ............................................................      5,050,000      5,055,151
Richland County PCR, Union Camp Corp.Project, Refunding, Series C, 6.55%, 11/01/20 ...................      3,000,000      3,240,810
South Carolina Housing Finance and Development Authority Mortgage Revenue, Series
A-2, AMBAC Insured,
5.80%, 7/01/27 .......................................................................................      6,405,000      6,726,915
South Carolina Public Service Authority Revenue, Refunding, Series A, AMBAC Insured,
6.375%, 7/01/21 ......................................................................................     12,765,000     13,651,529
Spartanburg County Health Services District Inc. Hospital Revenue, Series A, MBIA Insured,
5.50%, 4/15/27 .......................................................................................      3,000,000      3,099,690
                                                                                                                         -----------
                                                                                                                          54,969,528
                                                                                                                         -----------

SOUTH DAKOTA .4%
Lawrence County PCR, Black Hills Power and Light Co. Project, Refunding, 6.70%, 6/01/10 ..............      5,000,000      5,382,900
South Dakota HDA Revenue, Homeownership Mortgage,
  Series A, 6.30%, 5/01/17 ...........................................................................      3,680,000      3,865,803
  Series A, 7.15%, 5/01/27 ...........................................................................     10,580,000     11,162,217
  Series B, 7.10%, 5/01/17 ...........................................................................      2,815,000      2,970,022
  Series D, 6.65%, 5/01/14 ...........................................................................      3,445,000      3,685,495
  Series G, 7.125%, 5/01/14 ..........................................................................      3,405,000      3,667,628
                                                                                                                         -----------
                                                                                                                          30,734,065
                                                                                                                         -----------

TENNESSEE 1.4%
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health
Initiatives, Refunding,
Series A, 5.00%, 12/01/18 ............................................................................      2,150,000      2,105,259
Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured,
6.00%, 10/01/26 ......................................................................................      2,000,000      2,107,080
Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
  6.125%, 8/01/05 ....................................................................................      2,515,000      2,631,897
  6.30%, 8/01/07 .....................................................................................      1,000,000      1,056,390
Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and Improvement,
MBIA Insured,
  5.125%, 7/01/25 ....................................................................................     15,375,000     15,166,823
  5.25%, 7/01/28 .....................................................................................     20,500,000     20,407,545
Knox County Health, Educational and Housing Facilities Board MFHR, East Towne Village Project,
GNMA Secured,
8.20%, 7/01/28 .......................................................................................      4,710,000      4,836,416
Knoxville Electric Revenue, Refunding and Improvement Systems, Series S, 5.10%, 7/01/24 ..............      4,340,000      4,261,272
Memphis-Shelby County Airport Authority Special Facilities and Project Revenue,
Federal Express Corp.,
  7.875%, 9/01/09 ....................................................................................     14,690,000     16,140,197
  6.75%, 9/01/12 .....................................................................................      6,520,000      7,052,554
Metropolitan Government of Nashville and Davidson County GO, Refunding, 5.125%, 5/15/25 ..............      3,500,000      3,489,955
Metropolitan Government of Nashville and Davidson County Health and Educational
Facilities Board Revenue,
Multi-Modal Health Facility, Asset Guaranty, 5.50%, 5/01/23 ..........................................        995,000      1,023,367
Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc., Refunding and
Improvement, 6.00%, 5/01/03 ..........................................................................      5,000,000      5,204,400
Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 .............      1,940,000      2,090,001

                                                                              39

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TENNESSEE (CONT.)
Mount Pleasant IDR, PCR, Stauffer Chemical Co. Project, 8.00%, 12/01/12 ............................    $  1,990,000    $  2,097,201
Shelby County Health Educational and Housing Facilities Board Hospital Revenue, MBIA Insured,
5.00%, 4/01/18 .....................................................................................       5,000,000       4,921,700
Tennessee HDA, Homeownership Program,
  Series 1992, 6.80%, 7/01/17 ......................................................................       2,360,000       2,487,322
  Series P, 7.70%, 7/01/16 .........................................................................       3,465,000       3,565,970
Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan Program,
6.45%, 10/01/14 ....................................................................................       2,275,000       2,488,077
                                                                                                                        ------------
                                                                                                                         103,133,426
                                                                                                                        ------------

TEXAS 6.3%
Austin Utility System Revenue,
  FGIC Insured, Pre-Refunded, 6.25%, 5/15/16 .......................................................       3,555,000       4,025,504
  Refunding, FGIC Insured, 6.25%, 5/15/16 ..........................................................       7,755,000       8,598,279
  Series A, Pre-Refunded, 8.00%, 11/15/16 ..........................................................      18,100,000      19,662,211
Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
ETM, Refunding,  FSA Insured,
  6.00%, 11/15/15 ..................................................................................       4,500,000       5,073,705
  6.10%, 11/15/23 ..................................................................................       8,300,000       9,405,394
Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 ...............................       1,705,000       1,773,439
Bexar Metropolitan Water District Water Works Systems Revenue,
  MBIA Insured, Pre-Refunded, 5.875%, 5/01/22 ......................................................       2,140,000       2,381,927
  Refunding, MBIA Insured, 5.875%, 5/01/22 .........................................................       2,860,000       3,073,842
Brazos River Authority PCR, Texas Utilities Electric Co. Project,
  Collateralized, Refunding, Series C, 5.55%, 6/01/30 ..............................................      20,000,000      19,338,600
  Series A, AMBAC Insured, 5.55%, 5/01/33 ..........................................................      23,965,000      24,579,463
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
American Airlines Inc.,
  8.00%, 11/01/24 ..................................................................................      99,000,000     106,086,420
  Refunding, 6.00%, 11/01/14 .......................................................................      29,400,000      31,246,320
El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ............................................       3,395,000       3,641,918
Fort Worth Higher Education Financial Corp. Higher Education Revenue, Texas Christian
University Project,
5.00%, 3/15/27 .....................................................................................       4,000,000       3,899,960
Grand Prairie Health Facilities Development Corp., Dallas/Fort Worth Medical Center Project,
Refunding, AMBAC Insured, 6.875%, 11/01/10 .........................................................       2,700,000       2,823,768
Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, UXS Corp. Projects,
Refunding,  5.50%, 9/01/17 .........................................................................       3,250,000       3,262,870
Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 ..............................      20,250,000      21,768,143
Houston Water and Sewer System Revenue, Refunding, Series B, 6.375%, 12/01/14 ......................      21,000,000      22,810,620
Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 ...................................................          20,000          20,150
Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp., Refunding, 5.55%, 3/01/33 ....       2,500,000       2,556,975
Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%, 12/01/17 ................       1,000,000       1,052,140
Matagorda County Navigation District No.1 PCR,
  Central Power and Light Co. Project, Refunding, 6.00%, 7/01/28 ...................................      19,200,000      20,132,544
  Central Power and Light Co. Project, Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ...........      25,300,000      26,364,118
Matagorda County Navigation District No.1 Revenue, PCR, Collateralized, Houston
Lighting and Power Co.,
Refunding, Series A, AMBAC Insured, 6.70%, 3/01/27 .................................................       5,500,000       5,945,940
Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 ...................................................         655,000         669,862

40

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 TEXAS (CONT.)
North Central Health Facility Development Corp. Revenue, Texas Health Resources System,
Series B,  5.125%, 2/15/22 ........................................................................      $5,985,000       $5,893,609
Nueces River Authority Environmental Improvement Revenue, Asarco Inc.Project, Refunding,
  5.60%, 1/01/27 ..................................................................................       4,000,000        3,895,480
Series A, 5.60%, 4/01/18 ..........................................................................       4,500,000        4,427,640
Port Corpus Christi IDC Revenue, Valero, Refunding,
  Series B, 5.40%, 4/01/18 ........................................................................       4,000,000        3,943,880
  Series C, 5.40%, 4/01/18 ........................................................................       6,000,000        5,915,820
Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 ......      18,000,000       18,458,280
Red River Authority PCR, West Texas Utilities Co., Public Service Co. of Oklahoma, Central
Power and Light Co.,
Refunding, MBIA Insured, 6.00%, 6/01/20 ...........................................................       5,000,000        5,455,900
Sabine River Authority PCR,
San Antonio Electric and Gas Revenue,
  5.50%, 2/01/20 ..................................................................................       9,505,000        9,852,218
  Pre-Refunded, 5.50%, 2/01/20 ....................................................................         495,000          539,669
San Antonio Water Revenue, senior lien, MBIA Insured,
6.50%, 5/15/10 ....................................................................................       2,795,000        3,017,762
Pre-Refunded, 6.50%, 5/15/10 ......................................................................       1,440,000        1,581,984
Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 ..........................       4,000,000        4,382,320
Tarrant County Health Facilities Development Corp. Health Services Revenue, Health
Resources System,
Series A, MBIA Insured, 5.00%, 2/15/26 ............................................................      10,000,000        9,586,400
Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth
Osteopathic Hospital,
MBIA Insured, 5.25%, 5/15/28 ......................................................................       5,010,000        5,017,665
Texas Housing Agency Residential Development Mortgage Revenue, Series D, 8.35%,
  1/01/08 .........................................................................................       1,150,000        1,177,600
  7/01/08 .........................................................................................       2,655,000        2,718,720
Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured, 6.55%, 10/01/22 .....      7,700,000        8,345,568
Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 .......................       2,500,000        2,676,050
Texas Water Resources Finance Authority Revenue, 7.625%, 8/15/08 ..................................       2,040,000        2,059,645
Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 .....................................       3,735,000        4,008,813
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
  Series A, MBIA Insured, 5.50%, 11/01/17 .........................................................       1,735,000        1,819,581
  Series D, FSA Insured, 5.375%, 11/01/27 .........................................................      14,500,000       14,281,630
                                                                                                                         -----------
                                                                                                                         469,250,346
                                                                                                                         -----------

US TERRITORIES 1.5%
District of Columbia GO, Series E, MBIA-IBC Insured,
  6.00%, 6/01/13 ..................................................................................       3,845,000        4,112,497
  Pre-Refunded, 6.00%, 6/01/13 ....................................................................         155,000          170,037
District of Columbia HFA,
  MFHR, Refunding, Series A, FHA Insured, 7.10%, 9/01/12 ..........................................       1,830,000        1,941,795
  MFHR, Refunding, Series A, FHA Insured, 7.15%, 3/01/24 ..........................................       6,575,000        6,946,027
  SFMR, Refunding, Series B, GNMA Secured, 5.85%, 12/01/18 ........................................       2,750,000        2,834,260
District of Columbia Hospital Revenue, Washington Hospital Center Corp., Series A,
Pre-Refunded,  9.00%, 1/01/08 .....................................................................       3,660,000        4,037,309
District of Columbia Redevelopment Land Agency Washington D. C. Sports Arena
Special Tax Revenue,
5.625%, 11/01/10 ..................................................................................         990,000        1,022,581

                                                                              41

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
US TERRITORIES (CONT.)
District of Columbia Revenue,
  Association of American Medical Colleges, Pre-Refunded, 7.50%, 2/15/20 ........................       $5,685,000        $5,974,992
  Catholic University of America, Connie Lee Insured, 6.45%, 10/01/23 ...........................        5,265,000         5,770,756
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
  5.00%, 7/01/36 ................................................................................       59,000,000        57,920,890
  5.50%, 7/01/36 ................................................................................        7,000,000         7,407,750
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
Refunding,
7.875%, 10/01/04 ................................................................................        3,200,000         3,313,024
Virgin Islands PFA Revenue,
  senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ............................        6,485,000         6,583,507
  sub.lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/01 ...............................        1,755,000         1,795,312
  sub.lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/02 ...............................        1,700,000         1,748,722
  sub.lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/03 ...............................        1,850,000         1,909,681
                                                                                                                         -----------
                                                                                                                         113,489,140
                                                                                                                         -----------

UTAH .7%
Carbon County Solid Waste Disposal Revenue, Laidlaw Inc.Project, Refunding, Series A,
7.50%, 2/01/10 ..................................................................................        5,050,000         5,665,141
Intermountain Power Agency Power Supply Revenue, Refunding, Series A, 6.15%, 7/01/14 ............       25,000,000        27,796,500
Salt Lake County College Revenue, Westminster College Project,
  5.70%, 10/01/17 ...............................................................................        1,000,000         1,014,480
  5.75%, 10/01/27 ...............................................................................        1,000,000         1,014,440
  (b)5.625%, 10/01/28 ...........................................................................        3,305,000         3,274,264
Utah State HFA,
Refunding, Series A, FNMA Insured, 6.50%, 5/01/19 ...............................................        2,945,000         3,081,088
  SFM, Refunding, 6.80%, 1/01/12 ................................................................          980,000         1,034,919
  SFM, Series A, 8.50%, 7/01/19 .................................................................           95,000            96,203
  SFM, Series B, 6.55%, 7/01/19 .................................................................        2,390,000         2,536,579
  SFM, Series B, 6.55%, 7/01/26 .................................................................        3,015,000         3,187,126
  SFM, Series C-1, 6.80%, 7/01/12 ...............................................................          160,000           168,966
  SFM, Series C-1, 8.375%, 7/01/19 ..............................................................          745,000           746,952
  SFM, Series D, 8.60%, 7/01/19 .................................................................           30,000            30,017
  SFM, Series E-1, 6.65%, 7/01/20 ...............................................................        1,625,000         1,718,421
  SFM, Series G-1, 8.10%, 7/01/16 ...............................................................          300,000           305,223
                                                                                                                         -----------
                                                                                                                          51,670,319
                                                                                                                         -----------

VERMONT .1%
Vermont HFA, SFHR, Series 5, 7.00%, 11/01/27 ....................................................        9,400,000         9,960,334
                                                                                                                         -----------

VIRGINIA 1.0%
Danville IDA, Hospital Revenue,
  Danville Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 .................        5,840,000         6,626,882
  Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/19 ..........................        5,885,000         6,677,945
Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project, 6.00%, 8/01/15 ......        7,250,000         7,831,160
Henrico County Water and Sewer Revenue, Refunding, 5.00%, 5/01/22 ...............................        4,875,000         4,848,578
Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ..........        2,000,000         1,970,540
Medical College Hospital Authority Revenue,
  General Revenue Bonds, MBIA Insured, 5.125%, 7/01/18 ..........................................        3,000,000         3,011,190
  MBIA Insured, 5.125%, 7/01/23 .................................................................        2,000,000         1,993,000

42

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
VIRGINIA (CONT.)
Newport News GO,
  Refunding, Series B, 5.00%, 3/01/18 ...........................................................       $3,445,000        $3,432,288
  Series B, 5.00%, 3/01/19 ......................................................................        3,550,000         3,540,912
Portsmouth IDAR, Hotel Conference Center and Parking, FSA Insured, 5.00%, 4/01/29 ...............        5,000,000         4,900,900
Richmond Public Utility Revenue, Refunding, Series A,
  5.125%, 1/15/28 ...............................................................................       15,510,000        15,313,643
  FGIC Insured, 5.125%, 1/15/28 .................................................................        4,000,000         3,996,720
Virginia State HDA, Commonwealth Mortgage,
  Series C, Sub Series C-6, 6.25%, 1/01/15 ......................................................        5,120,000         5,360,179
  Series H, Sub Series H-2, 6.55%, 1/01/17 ......................................................        4,755,000         5,047,860
                                                                                                                         -----------
                                                                                                                          74,551,797
                                                                                                                         -----------

WASHINGTON 2.5%
Chelan County PUD No.1, Cheland Hydro Consolidated System Revenue, Series A, 5.65%, 7/01/32 .....        5,000,000         5,112,050
Pierce County EDC, Solid Waste Revenue,
  Occidental Petroleum Corp., 5.80%, 9/01/29 ....................................................        4,000,000         4,024,840
  Steilacoom, Refunding, 6.60%, 8/01/22 .........................................................       32,480,000        34,416,133
Port Moses Lake Public Corp., Union Carbide Corp.,
  7.50%, 8/01/04 ................................................................................        2,100,000         2,103,150
  7.875%, 8/01/06 ...............................................................................        1,000,000         1,026,400
Seatac GO, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ..........................................        2,760,000         3,121,422
Seattle Municipality Metropolitan Sewer Revenue,
  Refunding, Series V, 6.20%, 1/01/32 ...........................................................        9,680,000        10,171,647
  Series W, MBIA Insured, Pre-Refunded, 6.25%, 1/01/21 ..........................................        2,500,000         2,754,250
Seattle Special Obligation, Chinatown International District, 5.90%, 8/01/26 ....................        4,810,000         5,234,098
Snohomish County USD No.6 GO, 6.50%, 12/01/11 ...................................................        7,000,000         8,200,010
University of Washington Alumni Association Lease Revenue, Medical Center Roosevelt II,
FSA Insured,
6.30%, 8/15/14 ..................................................................................        4,000,000         4,441,800
Washington State Health Care Facilities Authority Revenue, Swedish Health Services,
Refunding, AMBAC Insured,
5.50%, 11/15/28 .................................................................................        5,000,000         5,124,400
Washington State Public Power Supply System Revenue,
  Nuclear Project No.1, Refunding, Series A, 6.05%, 7/01/12 .....................................       35,355,000        37,566,102
  Nuclear Project No.1, Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 .......................       19,965,000        21,364,347
  Nuclear Project No.2, Refunding, Series A, 6.00%, 7/01/09 .....................................       18,330,000        19,693,935
  Nuclear Project No.2, Refunding, Series A, 6.30%, 7/01/12 .....................................        7,700,000         8,808,261
  Nuclear Project No.2, Series A, 6.25%, 7/01/12 ................................................        3,200,000         3,417,440
  Nuclear Project No.3, Refunding, Series B, 5.50%, 7/01/18 .....................................       10,050,000        10,063,266
                                                                                                                         -----------
                                                                                                                         186,643,551
                                                                                                                         -----------

WEST VIRGINIA .7%
Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
  6.50%, 4/01/25 ................................................................................        3,500,000         3,821,475
  Refunding, 5.40%, 5/01/25 .....................................................................       10,000,000         9,913,000
Putnam County PCR, FMC Corp.Project, Refunding, 5.625%, 10/01/13 ................................        1,700,000         1,747,770
Taylor County PCR, Union Carbide Corp., 7.625%, 8/01/05 .........................................        2,400,000         2,774,136
West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 .................................       10,000,000        10,051,500

                                                                              43

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WEST VIRGINIA (CONT.)
West Virginia State Hospital Finance Authority Hospital Revenue, Logan General
Hospital Project, Refunding
and Improvement, 7.25%, 7/01/20 ...............................................................          $7,000,000       $6,825,000
West Virginia State Housing Development Fund, Housing Finance, Series D,
  7.00%, 5/01/17 ..............................................................................           6,000,000        6,345,240
  7.05%, 11/01/24 .............................................................................           9,000,000        9,519,840
                                                                                                                       -------------
                                                                                                                          50,997,961
                                                                                                                       -------------

WISCONSIN 1.2%
Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ....................................           2,200,000        2,314,576
Madison Industrial IDR, Madison Gas and Electric Co. Project, Series A, 6.75%, 4/01/27 .........          4,220,000        4,590,896
Wisconsin Housing and EDA, Homeownership Revenue,
  Refunding, Series A, 6.10%, 11/01/10 ........................................................           9,190,000        9,854,897
  Series 1, 6.75%, 9/01/15 ....................................................................          10,230,000       10,825,284
  Series 1, 6.75%, 9/01/17 ....................................................................           3,000,000        3,171,870
  Series A, 6.90%, 3/01/16 ....................................................................           1,985,000        2,136,475
  Series A, 6.45%, 3/01/17 ....................................................................           5,500,000        5,822,190
  Series A, 7.10%, 3/01/23 ....................................................................           6,620,000        6,986,682
  Series B, 7.05%, 11/01/22 ...................................................................           3,000,000        3,204,420
Wisconsin State Health and Educational Facilities Authority Revenue,
  Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 .......................          21,050,000       21,279,445
  Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ......................................           1,500,000        1,499,865
  Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ......................................           3,000,000        2,974,020
  Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 ..................................           6,500,000        7,177,430
  Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 ..................................           7,500,000        8,221,050
                                                                                                                       -------------
                                                                                                                          90,059,100
                                                                                                                       -------------

WYOMING .3%
Wyoming CDA,
  Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 .......................................          11,540,000       12,181,278
  MFMR, Series A, 6.90%, 6/01/12 ..............................................................           1,395,000        1,465,767
  MFMR, Series A, 6.95%, 6/01/24 ..............................................................           3,495,000        3,677,158
  SFMR, Series G, 7.25%, 6/01/21 ..............................................................           2,500,000        2,645,700
                                                                                                                       -------------
                                                                                                                          19,969,903
                                                                                                                       -------------
Total Bonds (Cost $6,746,814,217) .............................................................                        7,185,167,959
                                                                                                                       -------------
Zero Coupon Bonds 2.2%
Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish
Memorial Hospital Project,
Series A, 12/01/22 ............................................................................          11,040,000        7,753,391
Chicago RMR, Refunding, Series B, MBIA Insured, 10/01/09 ......................................           7,060,000        3,433,206
Coldwater Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ..............................           5,935,000        2,140,694
Colorado Springs Airport Revenue, Series C,
  1/01/03 .....................................................................................           1,660,000        1,404,243
  1/01/05 .....................................................................................           1,610,000        1,225,756
  1/01/07 .....................................................................................           1,675,000        1,136,587
  1/01/08 .....................................................................................             800,000          509,551
  1/01/11 .....................................................................................           1,450,000          770,413

44

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                           PRINCIPAL
                                                                                                            AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON BONDS (CONT.)
Cook County GO, Community Consolidated School District No.54, Schaumburg Township,
Series B,  FGIC Insured, Pre-Refunded,
  1/01/07 .........................................................................................        $3,505,000     $2,374,847
  1/01/08 .........................................................................................         4,800,000      3,043,391
  1/01/09 .........................................................................................         4,380,000      2,596,201
  1/01/10 .........................................................................................         5,760,000      3,199,564
Florida State Mid-Bay Bridge Authority Revenue, Series A, senior lien, AMBAC Insured,
  10/01/23 ........................................................................................         5,000,000      1,378,450
  10/01/24 ........................................................................................         3,000,000        780,330
Harrison Community Schools GO, AMBAC Insured, 5/01/20 .............................................         6,000,000      1,799,760
Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
  8/15/07 .........................................................................................         1,640,000      1,134,650
  8/15/08 .........................................................................................         4,505,000      2,978,481
  8/15/09 .........................................................................................         4,580,000      2,867,033
  8/15/10 .........................................................................................         4,620,000      2,714,896
  8/15/13 .........................................................................................         6,825,000      3,395,505
  8/15/14 .........................................................................................         6,860,000      3,240,321
  8/15/16 .........................................................................................         7,005,000      2,914,710
  8/15/17 .........................................................................................         7,115,000      2,798,970
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
  Capital Appreciation, Series A, FGIC Insured, 6/15/09 ...........................................         9,510,000      6,046,172
  Capital Appreciation, Series A, FGIC Insured, ETM, Pre-Refunded, 6/15/09 ........................         1,490,000        942,618
  McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/08 ..............................         8,500,000      5,717,440
  McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/10 ..............................         8,000,000      4,779,520
  McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/11 ..............................         9,690,000      5,494,326
  McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/12 ..............................           250,000        225,557
  McCormick Place Expansion Project, Series A, FGIC Insured, Pre-Refunded, 6/15/12 ................        11,550,000     10,677,743
Miami-Dade County Special Obligation, sub.lien, Series B, MBIA Insured, 10/01/34 ..................         5,500,000        795,630
Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, 1/01/08 ......................         5,250,000      3,592,942
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
  Refunding, Series A, 1/15/21 ....................................................................        50,000,000     34,951,500
  senior lien, ETM, 1/01/23 .......................................................................         7,000,000      2,131,710
Shreveport Water and Sewer Revenue, Series B, FGIC Insured,
  12/01/07 ........................................................................................           490,000        304,040
  12/01/08 ........................................................................................         2,530,000      1,463,731
  12/01/09 ........................................................................................         4,080,000      2,189,450
  12/01/10 ........................................................................................         5,630,000      2,813,085
Spring ISD, FGIC Insured, Pre-Refunded, 8/15/08 ...................................................         7,000,000      3,657,500
University of Illinois Revenues, AMBAC Insured, 4/01/10 ...........................................        14,250,000      8,641,057
Washington State Public Power Supply System Revenue, Nuclear Project No.3, Refunding, Series B,
  7/01/12 .........................................................................................         6,400,000      3,312,255
  7/01/13 .........................................................................................        11,000,000      5,392,530
  7/01/14 .........................................................................................        15,000,000      6,971,700
                                                                                                                       -------------
TOTAL ZERO COUPON BONDS (COST $103,194,509) .......................................................                      165,691,456
                                                                                                                       -------------
TOTAL LONG TERM INVESTMENTS (COST $6,850,008,726) .................................................                    7,350,859,415
                                                                                                                       -------------

                                                                              45

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30,1999 (CONT.)

                                                                                                          PRINCIPAL
                                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
(A) SHORT TERM INVESTMENTS .8%
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
  1st Series, Daily VRDN and Put, 4.25%, 4/01/32 ................................................      $4,800,000         $4,800,000
  4th Series, Daily VRDN and Put, 4.25%, 9/01/25 ................................................       9,200,000          9,200,000
Calcasieu Parish Inc. IDB, IDR, Olin Corp.Project, Refunding, Series B, Daily VRDN and Put,
4.30%, 2/01/16 ..................................................................................         600,000            600,000
Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 4.25%, 11/01/15 .......................       1,000,000          1,000,000
Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put,
4.25%, 12/01/15 .................................................................................       4,300,000          4,300,000
Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
Program, Series D,  MBIA Insured, Daily VRDN and Put, 4.20%, 1/01/35 ............................       4,900,000          4,900,000
Mcintosh IDB, Environmental Improvement Revenue, CIBC Specialty, Refunding, Series D, Daily
VRDN and Put,
3.30%, 7/01/28 ..................................................................................      18,700,000         18,700,000
New York City GO, Series B, Sub Series B-4, MBIA Insured, Daily VRDN and Put, 4.25%, 8/15/23 ....       9,900,000          9,900,000
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Series G, FGIC Insured,
Daily VRDN and Put, 4.25%, 6/15/24 ..............................................................       5,000,000          5,000,000
                                                                                                                      --------------
TOTAL SHORT TERM INVESTMENTS (COST $58,400,000) .................................................                         58,400,000
                                                                                                                      --------------
TOTAL INVESTMENTS (COST $6,908,408,726) 100.0% ..................................................                      7,409,259,415
                                                                                                                      --------------
OTHER ASSETS, LESS LIABILITIES ..................................................................                          1,428,658
                                                                                                                      --------------
NET ASSETS 100.0% ...............................................................................                     $7,410,688,073
                                                                                                                      ==============




See glossary of terms on page 47.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

46                                        See notes to financial statements.

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND Statement of Investments, April 30,1999 (CONT.)

Glossary of  Terms

AMBAC      - American Municipal Bond Assurance Corp.
CDA        - Community Development Authority/Agency
COP        - Certificate of Participation
CRDA       - Community Redevelopment Authority/Agency
EDA        - Economic Development Authority
EDC        - Economic Development Corp.
EDR        - Economic Development Revenue
ETM        - Escrow to Maturity
FGIC       - Financial Guaranty Insurance Co.
FHA        - Federal Housing Authority/Agency
FI/GML     - Federally Insured or Guaranteed Mortgage Loans
FNMA       - Federal National Mortgage Association
FSA        - Financial Security Assistance (Some of the securities shown as FSA
             Insured were originally insured by Capital Guaranty Insurance
             Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA       - Government National Mortgage Association
GO         - General Obligation
HDA        - Housing Development Authority
HFA        - Housing Finance Authority/Agency
HFAR       - Housing Finance Authority/Agency Revenue
HFC        - Housing Finance Corp.
IDA        - Industrial Development Authority/Agency
IDB        - Industrial Development Board
IDC        - Industrial Development Corp.
IDAR       - Industrial Development Authority Revenue
IDBR       - Industrial Development Board Revenue
IDR        - Industrial Development Revenue
IPC        - Industrial Pollution Control
ISD        - Independent School District
LP         - Limited Partnership
MBIA       - Municipal Bond Investors Assurance Corp.
MBIA-IBC   - Municipal Bond Investors Assurance Corp.-Insured Bond Certificates
MBS        - Mortgage-Backed Securities
MF         - Multi-Family
MFHR       - Multi-Family Housing Revenue
MFMR       - Multi-Family Mortgage Revenue
MFR        - Multi-Family Revenue
MTA        - Metropolitan Transit Authority
PCFA       - Pollution Control Financing Authority
PCR        - Pollution Control Revenue
PFA        - Public Financing Authority
PUD        - Public Utility District
RDA        - Redevelopment Authority/Agency
RDAR       - Redevelopment Authority/Agency Revenue
RMR        - Residential Mortgage Revenue
SF         - Single Family
SFHR       - Single Family Housing Revenue
SFM        - Single Family Mortgage
SFMR       - Single Family Mortgage Revenue
SFR        - Single Family Revenue
USD        - Unified School District
VRDN       - Variable Rate Demand Notes

                                                                              47

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30,1999

Assets:
 Investments in securities, at value (cost $6,908,408,726) ...............................................            $7,409,259,415
 Cash ...................................................................................................                    625,357
 Receivables:
  Capital shares sold ...................................................................................                 11,982,062
  Interest ..............................................................................................                132,742,287
                                                                                                                      --------------
      Total assets ......................................................................................              7,554,609,121
                                                                                                                      --------------

Liabilities:
 Payables:
  Investment securities purchased .......................................................................                 92,025,073
  Capital shares redeemed ...............................................................................                 38,633,719
  Affiliates ............................................................................................                  4,842,331
  Shareholders ..........................................................................................                  8,067,038
 Other liabilities ......................................................................................                    352,887
      Total liabilities .................................................................................                143,921,048
                                                                                                                      --------------
        Net assets, at value .............................................................................            $7,410,688,073
                                                                                                                      --------------
Net assets consist of:
 Undistributed net investment income ....................................................................                 $3,975,053
 Net unrealized appreciation ............................................................................                500,850,689
 Accumulated net realized gain ..........................................................................                  4,386,667
 Capital shares .........................................................................................              6,901,475,664
                                                                                                                      --------------
        Net assets, at value .............................................................................            $7,410,688,073
                                                                                                                      --------------

CLASS A:
 Net assets value per share ($7,170,226,267 /582,420,745 shares outstanding)(*) .........................                     $12.31
                                                                                                                      --------------
 Maximum offering price per share ($12.31 /95.75%) ......................................................                     $12.86
                                                                                                                      --------------

CLASS B:
 Net assets value and maximum offering price per share
 ($27,988,089 /2,274,645 shares outstanding)(*) .........................................................                     $12.30
                                                                                                                      --------------

CLASS C:
 Net assets value per share ($212,473,717 /17,265,018 shares outstanding)(*) ............................                     $12.31
                                                                                                                      --------------
 Maximum offering price per share ($12.31 /99%) .........................................................                     $12.43
                                                                                                                      --------------

(*)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

48                       See notes to financial statements.

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30,1999

Investment income:
 Interest ..........................................................................................                    $439,038,013
                                                                                                                        ------------
Expenses:
 Management fees (Note 3) ..........................................................................                      33,328,560
 Distribution fees (Note 3)
  Class A ..........................................................................................                       5,510,779
  Class B ..........................................................................................                          26,953
  Class C ..........................................................................................                       1,134,463
 Transfer agent fees (Note 3) ......................................................................                       2,949,875
 Custodian fees ....................................................................................                          72,306
 Reports to shareholders ...........................................................................                         714,932
 Registration and filing fees ......................................................................                         248,679
 Professional fees .................................................................................                         207,638
 Directors' fees and expenses ......................................................................                         128,765
 Other .............................................................................................                         215,741
                                                                                                                        ------------
      Total expenses ...............................................................................                      44,538,691
                                                                                                                        ------------
        Net investment income ......................................................................                     394,499,322
                                                                                                                        ------------
Realized and unrealized gains:
 Net realized gain from investments ................................................................                      30,265,498
 Net unrealized appreciation on investments ........................................................                       8,220,333
                                                                                                                        ------------
Net realized and unrealized gain ...................................................................                      38,485,831
                                                                                                                        ------------
Net increase in net assets resulting from operations ...............................................                    $432,985,153
                                                                                                                        ============

                      See notes to financial statements.                      49

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30,1999 AND 1998

                                                                                               1999                        1998
                                                                                          ------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................              $394,499,322               $404,855,331
  Net realized gain from investments .........................................                30,265,498                 42,732,886
  Net unrealized appreciation on investments .................................                 8,220,333                156,385,279
                                                                                          ------------------------------------------
      Net increase in net assets resulting from operations ...................               432,985,153                603,973,496
 Distributions to shareholders from net investment income:
  Class A ....................................................................              (387,521,130)              (396,082,048)
  Class B ....................................................................                  (156,270)                        --
  Class C ....................................................................                (8,350,778)                (5,046,130)
                                                                                          ------------------------------------------
 Total distributions to shareholders .........................................              (396,028,178)              (401,128,178)
 Capital share transactions: (Note 2)
  Class A ....................................................................               110,674,594                (83,120,865)
  Class B ....................................................................                28,056,262                         --
  Class C ....................................................................                76,844,652                 60,999,749
                                                                                          ------------------------------------------
 Total capital share transactions ............................................               215,575,508                (22,121,116)
      Net increase in net assets .............................................               252,532,483                180,724,202
Net assets:
 Beginning of year ...........................................................             7,158,155,590              6,977,431,388
                                                                                          ------------------------------------------
 End of year .................................................................            $7,410,688,073             $7,158,155,590
                                                                                          ------------------------------------------
Undistributed net investment income included in net assets:
 End of year .................................................................                $3,975,053                 $5,570,212
                                                                                          ------------------------------------------

50                       See notes to financial statements.

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income.

On January 12, 1999, the Board of Directors for the Franklin Federal Tax-Free Income Fund approved a proposal to merge Franklin Indiana Tax-Free Income Fund, Franklin Hawaii Municipal Bond Fund, Franklin Arkansas Municipal Bond Fund and Franklin Washington Municipal Bond Fund into the Franklin Federal Tax-Free Income Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B.  INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B and Class C. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                              51

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

At April 30, 1999, there were ten billion shares of no par value stock authorized, of which three billion each were designated as Class A and Class C, and one hundred million were designated as Class B. Transactions in the Fund's shares were as follows:

                                                                                         Year ended April 30,
                                                        ----------------------------------------------------------------------------
                                                                      1999                                      1998
                                                        ----------------------------------------------------------------------------
                                                            Shares             Amount                Shares              Amount
                                                        ----------------------------------------------------------------------------
Class A Shares:
 Shares sold ...................................         141,557,333      $ 1,748,852,193          114,214,913      $ 1,390,939,797
 Shares issued in reinvestment of distributions           13,019,553          160,434,527           13,093,027          159,083,079
 Shares redeemed ...............................        (145,578,579)      (1,798,612,126)        (134,063,708)      (1,633,143,741)
                                                        ----------------------------------------------------------------------------
 Net increase (decrease) .......................           8,998,307      $   110,674,594           (6,755,768)     $   (83,120,865)
                                                        ============================================================================
Class B Shares:(*)
 Shares sold ...................................           2,267,562      $    27,969,254
 Shares issued in reinvestment of distributions                8,064               99,100
 Shares redeemed ...............................                (981)             (12,092)
                                                        ----------------------------------
 Net increase ..................................           2,274,645      $    28,056,262
                                                        ==================================
Class C Shares:
 Shares sold ...................................           7,659,630      $    94,594,251            5,941,310      $    72,517,830
 Shares issued in reinvestment of distributions              421,645            5,197,244              259,109            3,154,246
 Shares redeemed ...............................          (1,859,163)         (22,946,843)          (1,202,566)         (14,672,327)
                                                        ----------------------------------------------------------------------------
 Net increase ..................................           6,222,112      $    76,844,652            4,997,853      $    60,999,749
                                                        ============================================================================

(*)For the period January 1,1999 (effective date) to April 30,1999.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE    MONTH-END NET ASSETS
       ---------------------------------------------------------------
         .625%      First $100 million
         .50%       Over $100 million, up to and including $250 million
         .45%       Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

52

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund reimburses Distributors up to .10%, .65% and .65% per year of the average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $3,636,588 and $160,824, respectively.

The Fund paid transfer agent fees of $2,949,875 of which $2,636,843 was paid to Investor Services.

4. INCOME TAXES

At April 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $6,908,408,726 was as follows:

Unrealized appreciation .............................             $ 507,939,872
Unrealized depreciation .............................                (7,089,183)
                                                                  --------------
Net unrealized appreciation .........................             $ 500,850,689
                                                                  ==============
5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1999 aggregated $1,039,201,292 and $710,091,228, respectively.

6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.

                                                                              53

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF FRANKLIN FEDERAL TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 2, 1999

54

-PAGE-
FRANKLIN FEDERAL TAX-FREE INCOME FUND
Tax Information

Under Section 852(b)(3)(c)of the Internal Revenue Code, the Fund hereby designates $4,386,667, as capital gain dividend for the fiscal year ended April 30, 1999.

Under Section 852(b)(5)(A)of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 1999.

                                                                              55

-PAGE-
This page intentionally left blank.